OMB APPROVAL

OMB Number:	3235-0059
Expires:	August 31, 2004
Estimated average burden hours per response	14.73

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Zale Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (02-02)	Persons who potentially are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

ZALE CORPORATION
901 West Walnut Hill Lane
Irving, Texas 75038-1003

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On November 6, 2003

     Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Zale Corporation, a Delaware corporation (the “Company”), will be held on Thursday, November 6, 2003, at 10:00 a.m., local time, at The Omni Mandalay Hotel, 221 East Las Colinas Boulevard, Irving, Texas 75039, for the following purposes:

1.	To elect seven directors for terms that will expire at the 2004 Annual Meeting of Stockholders;

2.	To approve the Zale Corporation 2003 Stock Incentive Plan;

3.	To approve the Zale Corporation Executive Bonus Plan;

4.	To ratify the appointment of KPMG LLP as the Company’s independent public accountants for the fiscal year ending July 31, 2004; and

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on September 16, 2003, as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. A list of such stockholders will be maintained at the Company’s headquarters during the ten-day period prior to the date of the Annual Meeting and will be available for inspection by stockholders for any purpose germane to the meeting during ordinary business hours.

     We hope you will be represented at the Annual Meeting by signing and returning the enclosed proxy card in the accompanying envelope as promptly as possible or by following the alternative voting procedures described on the proxy card, whether or not you expect to be present in person. Your vote is important, and the Board of Directors appreciates the cooperation of stockholders in directing proxies to vote at the meeting.

By Order of the Board of Directors,

Hilary Molay
Vice President, General Counsel and Secretary

Irving, Texas
October 9, 2003

GENERAL INFORMATION
VOTING REQUIREMENTS
OUTSTANDING VOTING SECURITIES OF THE COMPANY AND PRINCIPAL HOLDERS THEREOF
PROPOSAL NO. 1:
CORPORATE GOVERNANCE
EXECUTIVE AND DIRECTOR COMPENSATION
OPTION GRANTS IN LAST FISCAL YEAR
OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
AUDIT COMMITTEE REPORT
PROPOSAL NO. 2: APPROVAL OF ZALE CORPORATION 2003 STOCK INCENTIVE PLAN
PROPOSAL NO. 3: APPROVAL OF THE ZALE CORPORATION EXECUTIVE BONUS PLAN
PROPOSAL NO. 4: RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS
OTHER MATTERS
STOCKHOLDER NOMINATION OF DIRECTOR CANDIDATES
STOCKHOLDER PROPOSALS
AVAILABILITY OF FORM 10-K
HOUSEHOLDING
APPENDIX A
Annex A
APPENDIX B

ZALE CORPORATION
901 West Walnut Hill Lane
Irving, Texas 75038-1003
(972) 580-4000

PROXY STATEMENT
October 9, 2003

GENERAL INFORMATION

     This proxy statement is being furnished by the Board of Directors (the “Board of Directors”) of Zale Corporation, a Delaware corporation (the “Company”), to the holders of common stock of the Company (“Common Stock”), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at The Omni Mandalay Hotel, 221 East Las Colinas Boulevard, Irving, Texas 75039, at 10:00 a.m., local time, on Thursday, November 6, 2003, and at any adjournments or postponements thereof.

     A proxy delivered pursuant to this solicitation is revocable at the option of the person giving the same at any time before it is exercised. A proxy may be revoked, prior to its exercise, by signing and delivering a later dated proxy card, by submitting a later dated proxy by Internet or telephone, by delivering written notice of the revocation of the proxy to the Secretary of the Company prior to the Annual Meeting, or by attending and voting at the Annual Meeting. Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy. Unless previously revoked, the shares represented by the enclosed proxy will be voted in accordance with the stockholder’s directions if the proxy is duly executed and returned prior to the Annual Meeting. If no directions are specified, the shares will be voted FOR the election of the director nominees recommended by the Board of Directors, FOR approval of the Zale Corporation 2003 Stock Incentive Plan (the “2003 Incentive Plan”), FOR approval of the Zale Corporation Executive Bonus Plan (the “Executive Bonus Plan”), FOR ratification of the appointment of KPMG LLP as the Company’s independent public accountants, and in accordance with the discretion of the named proxies on other matters properly brought before the Annual Meeting or any adjournments or postponements thereof.

     The expense of preparing, printing and mailing this proxy statement and soliciting the proxies sought hereby will be borne by the Company. In addition to the use of the mail, proxies may be solicited by officers, directors and regular employees of the Company, who will not receive additional compensation for doing so, in person or by telephone, electronically or facsimile transmission. The Company also will request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock as of the record date for the Annual Meeting and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly signing and returning the enclosed proxy card, or in following the alternative voting procedures described on the proxy card, will help to avoid additional expense.

     At September 16, 2003, the Company had 27,409,377 shares of Common Stock issued and outstanding. Each share of Common Stock entitles the holder to one vote. Only stockholders of record at the close of business on September 16, 2003, are entitled to notice of, and to vote at, the Annual Meeting.

     This proxy statement and the enclosed proxy card are first being mailed to stockholders on or about October 9, 2003.

VOTING REQUIREMENTS

Record Date and Voting Rights

     In order for the Company to conduct the Annual Meeting, a majority of the outstanding shares of Common Stock, as of September 16, 2003, must be represented in person or by proxy at the meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum. A “broker non-vote” occurs when a brokerage firm does not vote shares on a particular proposal because the proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares.

     Stockholders of record may vote by:

•	attending the annual meeting and casting a ballot;

•	the Internet at http://www.proxyvote.com;

•	the telephone at 1-800-690-6903; or

•	completing and mailing the enclosed proxy card.

Instructions for voting are included on the enclosed proxy card.

Required Vote

     With regard to Proposal No. 1, the election of directors, votes may be cast for or votes may be withheld from each nominee. With regard to the election of directors, a majority of the votes is not required; instead, the nominees will be elected by a plurality of the votes cast, which means that the nominees receiving the most votes will be elected. Therefore, votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may not be specified with respect to the election of directors and, under applicable Delaware law, broker non-votes will not be counted and will have no effect on the outcome of the election of directors.

     With regard to Proposal No. 2, the proposal to approve the 2003 Incentive Plan, and Proposal No. 3, the proposal to approve the Executive Bonus Plan, votes may be cast for or against each matter, or stockholders may abstain from voting on either matter. Each proposal will be approved if the number of votes cast for approval of the particular proposal exceeds the number of votes cast against approval of the particular proposal; provided, however, that the total number of votes cast on a particular proposal must represent over fifty percent (50%) of the total number of votes entitled to be cast by the holders of all of the outstanding shares of Common Stock. Abstentions and broker non-votes will be excluded from the tabulation of votes cast on these proposals and, therefore, will not affect the outcome of the vote on these proposals (unless the number of abstentions and broker non-votes causes the total number of votes cast to represent less than fifty percent (50%) of the total number of votes entitled to be cast).

     With regard to Proposal No. 4, the ratification of independent public accountants, votes may be cast for or against the matter, or stockholders may abstain from voting on the matter. Proposal No. 4 will be approved if the votes cast for approval of the proposal exceed the number of votes cast against approval of the proposal. Abstentions and broker non-votes will have no effect on the outcome of Proposal No. 4.

OUTSTANDING VOTING SECURITIES OF THE COMPANY
AND PRINCIPAL HOLDERS THEREOF

     The following table sets forth information regarding beneficial ownership of Common Stock by (1) persons believed to beneficially own more than five percent (5%) of the outstanding shares of Common Stock, (2) the Company’s directors, (3) the Company’s executive officers included in the summary compensation table and (4) the Company’s directors and executive officers as a group, all as of September 16, 2003. Except as noted below, the Company believes that each of the persons listed has sole investment and voting power with respect to the shares included in the table.

	Amount and Nature of		Percent of
Name of Beneficial Owner	Beneficial Ownership (1)		Class (1)

Five Percent Stockholders:

Artisan Partners L.P. 100- North Water Street, Suite 1170 Milwaukee, WI 53202	2,039,648	(2)	7.4%

Barclays Global Investors, N.A. 45 Fremont Street San Francisco, CA 94105	1,762,102	(3)	6.4%

First Pacific Advisors, Inc. 11400 West Olympic Boulevard – Suite 1200 Los Angeles, CA 90064	1,503,450	(4)	5.5%

Cooke & Bieler, Inc. 2915 Providence Road –Suite 300 Charlotte, NC 28211	1,470,638	(5)	5.2%

Directors and Named Executive Officers:

Robert J. DiNicola	305,000	(6)	1.1%

Mary L. Forté	175,098	(7)	*

J. Glen Adams	13,000	(8)	*

A. David Brown	13,750	(9)	*

Mary E. Burton	—		*

Peter P. Copses	25,750	(10)	*

Richard C. Marcus	23,900	(11)	*

Charles H. Pistor, Jr.	13,500	(12)	*

Andrew H. Tisch	12,900	(13)	*

Sue E. Gove	132,216	(14)	*

Mark R. Lenz	32,784	(15)	*

Pamela J. Romano	105,624	(16)	*

David W. Howard	22		*

Directors and Executive Officers As a Group (13 persons):	853,544	(17)	3.1%

*     Represents less than one percent.

(1)	The information contained in this table with respect to Common Stock ownership reflects “beneficial ownership” as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(2)	Based on information from a Schedule 13-F filed with the Securities and Exchange Commission on June 30, 2003.

(3)	Based on information from a Schedule 13-F filed with the Securities and Exchange Commission on June 30, 2003.

(4)	Based on information from a Schedule 13-F filed with the Securities and Exchange Commission on June 30, 2003.

(5)	Ownership as of August 1, 2003, based on information furnished by Cooke & Bieler, Inc. Cooke & Bieler, Inc., has sole voting power on 1,278,498 shares, sole investment power on 1,463,938 shares, and shared investment power on 6,700 shares.

(6)	Includes 255,000 shares of Common Stock which Mr. DiNicola may acquire upon the exercise of options within 60 days of September 16, 2003.

(7)	Includes 174,200 shares of Common Stock which Ms. Forté may acquire upon exercise of options within 60 days of September 16, 2003.

(8)	Includes 13,000 shares of Common Stock which Mr. Adams may acquire upon exercise of options within 60 days of September 16, 2003.

(9)	Includes 13,750 shares of Common Stock which Mr. Brown may acquire upon exercise of options within 60 days of September 16, 2003.

(10)	Includes 3,250 shares of Common Stock held by The Copses/Mueller Family Trust and 22,500 shares of Common Stock which Mr. Copses may acquire upon exercise of options within 60 days of September 16, 2003.

(11)	Includes 22,500 shares of Common Stock which Mr. Marcus may acquire upon exercise of options within 60 days of September 16, 2003.

(12)	Includes 12,500 shares of Common Stock which Mr. Pistor may acquire upon exercise of options within 60 days of September 16, 2003.

(13)	Includes 5,000 shares of Common Stock which Mr. Tisch may acquire upon exercise of options within 60 days of September 16, 2003.

(14)	Includes 131,300 shares of Common Stock which Ms. Gove may acquire upon exercise of options within 60 days of September 16, 2003.

(15)	Includes 31,900 shares of Common Stock which Mr. Lenz may acquire upon exercise of options within 60 days of September 16, 2003.

(16)	Includes 105,000 shares of Common Stock which Ms. Romano may acquire upon exercise of options within 60 days of September 16, 2003.

(17)	See prior footnotes.

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

     Under the Company’s Bylaws, directors are elected annually by stockholders. The Company’s Certificate of Incorporation provides for a Board of Directors consisting of not less than seven directors and not more than nine directors, with the precise number to be set by the Board of Directors from time to time. During the fiscal year ended July 31, 2003 (“Fiscal Year 2003”), the number of directors was set at eight. Effective August 1, 2003, the Board of Directors increased the number of directors to nine and elected Mary E. Burton to serve until the Annual Meeting.

     Directors Charles H. Pistor, Jr. and Andrew H. Tisch have informed the Company that they will retire from their positions as directors effective at the Annual Meeting. As a result of these retirements, the Board of Directors will reduce the number of directors to seven prior to the Annual Meeting. Consequently, action will be taken at the Annual Meeting for the election of seven directors, each of whom will serve until the 2004 Annual Meeting of Stockholders and until his or her successor is elected and qualified. Proxies may not be voted for more than seven directors.

     The Board of Directors has no reason to believe that any of the nominees for director will not be available to stand for election as a director. However, if some unexpected occurrence should require the substitution of some other person or persons for any one or more of the nominees, the proxies may be voted FOR such substitute nominees as the Board of Directors may designate.

     Information concerning each of the seven nominees to be elected pursuant to Proposal No. 1 is set forth below.

     The Board of Directors recommends that stockholders vote FOR the election of each of the director nominees listed below.

Robert J. DiNicola, Age 56.

Chairman of the Board

     Mr. DiNicola serves as Chairman of the Board of Directors, having relinquished the Chief Executive Officer position at the end of fiscal year ended July 31, 2002 (“Fiscal Year 2002”). Mr. DiNicola returned to the Company as Chairman of the Board of Directors and Chief Executive Officer on February 21, 2001. Previously, Mr. DiNicola had served as Chairman of the Board of Directors from April 18, 1994 to September 6, 2000. From September 6, 2000 until his return as Chairman and Chief Executive Officer in February 2001, Mr. DiNicola served as a member of the Board of Directors. He also served as Chief Executive Officer of the Company from April 18, 1994 until September 7, 1999. For the three years prior to joining the Company, Mr. DiNicola was a senior executive officer of The Bon Marché Division of Federated Department Stores, Inc., having served as Chairman and Chief Executive Officer of that Division from 1992 to 1994, and as its President and Chief Operating Officer from 1991 to 1992. From 1989 to 1991, Mr. DiNicola was a General Merchandise Manager of the Rich’s Department Store Division of Federated. For 17 years, prior to joining the Federated organization, Mr. DiNicola was associated with Macy’s, where he held various executive, management and merchandising positions, except for a one year period while he held a division officer position with The May Department Stores Company, Inc.

Mary L. Forté, Age 52.

President and Chief Executive Officer, Director

     Ms. Forté was named President and Chief Executive Officer and also was appointed to the Company’s Board of Directors effective August 1, 2002. Before being named to such positions, Ms. Forté had served as Executive Vice President and Chief Merchandise Officer since February 21, 2001. From January 1998 to February 2001, she served as Executive Vice President and Chief Administrative Officer. Ms. Forté joined the Company in July 1994 as the President of the Company’s Gordon’s Jewelers brand, and served in that position until January 1998. From January 1994 to July 1994, Ms. Forté served as Senior Vice President of QVC – Home Shopping Network. From July 1991 through January 1994, Ms. Forté served as Senior Vice President of the Bon Marché, Home Division of Federated Department Stores, Inc. From July 1989 to July 1991, Ms. Forté was Vice President of Rich’s Department Store, Housewares Division. In addition to the above, Ms. Forté has 13 years retailing and merchandising experience with Macy’s, The May Department Stores Company, Inc. and Federated Department Stores, Inc.

Glen Adams, Age 64.

Director

     Mr. Adams has served as a director of the Company since July 21, 1993. From August 1990 to August 1996, Mr. Adams served as Chairman, President and Chief Executive Officer of Southmark Corporation in Dallas, Texas, a real estate financing and syndication firm. From 1986 to 1989, he served as Chairman, President and Chief Executive Officer of The Great Western Sugar Company.

A. David Brown, Age 61.

Director

     Mr. Brown joined the Board of Directors on March 4, 1997. Since September 12, 2003, Mr. Brown has served as Managing Partner of Bridge Partners, L.L.C., a retained executive search firm. From May 15, 1997 to September 12, 2003, Mr. Brown served as Managing Partner for the New York office of Whitehead Mann, Inc., formerly Pendleton James Associates. Prior to joining Whitehead Mann, Inc., Mr. Brown served as Vice President of the Worldwide Retail/Fashion Specialty Practice at Korn/Ferry International from June 1, 1994 to May 14, 1997. Prior to joining Korn/Ferry, Mr. Brown held numerous positions with Macy’s, including Senior Vice President of Human Resources, a position he held from 1983 to 1994. Mr. Brown is a director of Selective Insurance Group, Inc. and Hanover Direct, Inc. Mr. Brown also serves as a trustee for Drew University and The Jackie Robinson Foundation.

Mary E. Burton, Age 51.

Director

     Ms. Burton has served as a director of the Company since August 1, 2003. Since July 1992, Ms. Burton has served as Chief Executive Officer of BB Capital, Inc., a retail advisory and management services company. Ms. Burton was Chief Executive Officer of the Cosmetic Center, Inc., a chain of 250 specialty retail stores, from June 1998 to April 1999. Prior to occupying that position, she served as Chief Executive Officer of PIP Printing from July 1991 to July 1992, and as Chief Executive Officer of Supercuts, Inc. from September 1987 to June 1991. She is also a director of Staples, Inc., The Sports Authority, Inc., Rent-A-Center, Inc. and Aeropostale, Inc.

Peter P. Copses, Age 45.

Director

     Mr. Copses served from September 9, 1993 to September 9, 1996, as a director of the Company, returned to the Board of Directors on February 4, 1997, and has served as a director since that time. Since 1990, Mr. Copses has been a principal of Apollo Advisors, L.P., which, together with certain affiliates, acts as the managing general partner of Apollo Investment Fund, L.P., AIF II, L.P., Apollo Investment Fund III, L.P., Apollo Investment Fund IV, L.P., and Apollo Investment Fund V, private securities investment funds. Mr. Copses is a director of Rent-A-Center, Inc.

Richard C. Marcus, Age 65.

Director

     Mr. Marcus has served as a director of the Company since July 21, 1993. Since January 1997, Mr. Marcus has served as a Senior Advisor to Peter J. Solomon Company, a New York investment banking firm. Mr. Marcus is a director of Michael’s Stores Inc., and Fashionmall.com. Mr. Marcus is former Chairman and CEO of The Neiman Marcus Group, Inc. in Dallas, Texas.

Other Information

     No family relationships exist between any of our executive officers, directors or nominees for director. Ms. Burton was the Chief Executive Officer of Cosmetic Center, Inc., a chain of specialty retail stores, from June 1998 to April 1999. In April 1999, Cosmetic Center, Inc. filed for Chapter 11 bankruptcy protection.

CORPORATE GOVERNANCE

     The Company has established corporate governance practices designed to serve the best interests of the Company and its stockholders. The Company is in compliance with the current corporate governance requirements imposed by the Sarbanes-Oxley Act of 2002 and the New York Stock Exchange (“NYSE”). The Company will continue to modify its policies and procedures to ensure compliance with developing standards in the corporate governance area. The Company’s current Corporate Governance Guidelines, Board Committee Charters and Code of Business Conduct and Ethics are available on the Company’s corporate web site at www.zalecorp.com under the heading “Corporate Governance.”

     With respect to corporate governance, the Company is managed by a core group of officers who are governed by the Board of Directors. Set forth below is information regarding the meetings of the Board of Directors during Fiscal Year 2003, a description of the standing committees of the Board of Directors and additional highlights of the Company’s corporate governance policies and procedures.

Committees and Meetings of the Board of Directors

     Board Composition. The Board of Directors presently consists of nine members and, as a result of the retirement of two current directors, will consist of seven members following the Annual Meeting. Of the Board’s seven continuing directors, five are independent. A director’s independence is determined by the Board of Directors under its Nominating and Corporate Governance Committee Charter, which defines an independent director consistently with the rules of the NYSE. The Board has determined that each director is independent, with the exception of Mary L. Forté, the Company’s President and Chief Executive Officer and Robert J. DiNicola, the Company’s former President and Chief Executive Officer and current Chairman. Under the Company’s Nominating and Corporate Governance Committee Charter, no nominee for initial election to the Board of Directors may be non-independent, other than the Chief Executive Officer.

     Meetings of the Board of Directors. During Fiscal Year 2003, the Board of Directors met eleven times. No incumbent director attended fewer than ninety percent (90%) of the total number of meetings held by the Board of Directors and committees on which such director served during that period.

     Board Committees. The standing committees of the Board of Directors are the Audit, Compensation and Nominating and Corporate Governance Committees. The principal functions and the names of the directors currently serving as members of the Audit, Compensation and Nominating and Corporate Governance Committees are set forth below. The Board of Directors has determined that each member of the Audit, Compensation and Nominating and Corporate Governance Committees is an independent director.

     The Audit Committee assists the Company’s Board of Directors in fulfilling its oversight responsibilities with respect to the Company’s financial matters. The Audit Committee operates under a written charter, a copy of which, in addition to being available on the Company’s web site at www.zalecorp.com under the heading “Corporate Governance”, is attached hereto as Appendix A. Under the charter, the Audit Committee’s principal responsibilities include: reviewing the financial reports and other financial information provided by the Company to any governmental or other regulatory body and monitoring any public or other uses thereof; reviewing the annual independent audit of the Company’s financial statements; reviewing the Company’s systems of internal accounting and financial controls; and reviewing the internal audit process and internal audit results. The Audit Committee also reviews the Company’s quarterly financial statements, is responsible for the selection, evaluation, retention and, if applicable, replacement from time to time of the Company’s independent auditors, and establishes and maintains procedures for the receipt and treatment of accounting or auditing complaints or concerns, including providing for confidential reporting of such concerns by employees of the Company. The Audit Committee met four times during Fiscal Year 2003. Peter P. Copses, J. Glen Adams and A. David Brown

are the current members of the Audit Committee. Mr. Copses is its Chairman. The Board of Directors has determined that Mr. Copses qualifies as an audit committee financial expert under recently adopted SEC regulations.

     The Compensation Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to executive compensation and administration of compensation plans. The Compensation Committee operates under a written charter, a copy of which is available on the Company’s web site at www.zalecorp.com under the heading “Corporate Governance.” Under the charter, the Compensation Committee’s principal responsibilities include: monitoring compensation practices at other companies generally and in the retail industry in particular; establishing corporate goals and objectives with respect to compensation; and overseeing the Company’s compensation-setting practices. The Compensation Committee establishes the compensation of the Company’s Chief Executive Officer, recommends to the Board of Directors the compensation of all other officers, periodically reviews the status of director compensation, makes recommendations concerning the adoption of equity-based and other incentive compensation plans, oversees, in consultation with appropriate Company officers, regulatory compliance with respect to compensation matters, and reviews and recommends proposed employment agreements with Company executive officers. In addition, the Compensation Committee administers the Company’s stock incentive plans and its other incentive-based compensation plans. The Compensation Committee met four times during Fiscal Year 2003. Richard C. Marcus, A. David Brown, and Mary E. Burton are the current members of the Compensation Committee. Mr. Marcus is its Chairman.

     The Nominating and Corporate Governance Committee assists the Board of Directors in developing corporate governance guidelines and in identifying qualified independent directors. The Nominating and Corporate Governance Committee operates under a written charter, a copy of which is available on the Company’s web site at www.zalecorp.com under the heading “Corporate Governance.” Under the charter, the committee’s principal responsibilities include: identifying individuals qualified to become members of the Board of Directors and recommending candidates for reelection as directors; monitoring and recommending corporate governance and other board practices; and overseeing performance reviews of the Board of Directors, its committees and the individual members of the Board of Directors.

     The Nominating and Corporate Governance Committee will consider director nominees recommended by the Company’s stockholders. Any recommendations should be submitted to the Corporate Secretary, Zale Corporation, 901 West Walnut Hill Lane, Irving, Texas 75038-1003. See “Stockholder Nomination of Director Candidates” on page 35 of this proxy statement for further information. The final selection of director nominees is within the sole discretion of the Board of Directors.

     The Nominating and Corporate Governance Committee was recently formed and held one meeting during Fiscal Year 2003. J. Glen Adams, Richard C. Marcus and Peter P. Copses are the current members of the Nominating and Corporate Governance Committee. Mr. Adams is its Chairman.

Other Corporate Governance Policies

     In addition to corporate governance matters described throughout this proxy statement, some additional highlights of the Company’s corporate governance policies and procedures are set forth below:

     Corporate Governance Guidelines. In 2003, the Board of Directors adopted a set of Corporate Governance Guidelines, which address a number of corporate governance matters, including director responsibilities, director qualifications, director compensation and evaluations, director orientation, management evaluation and succession and director access to management.

     The Company believes that its Corporate Governance Guidelines are in compliance with the current proposed rules of the NYSE, which would require a listed Company to adopt corporate governance guidelines covering certain matters. Once the NYSE adopts final rules regarding corporate governance guidelines the Company will, if necessary, amend its Corporate Governance Guidelines to comply with the NYSE’s final rules. In addition, the Nominating and Corporate Governance Committee will review the Corporate Governance Guidelines on a regular basis and will propose any necessary additions, which will be presented to the Board of Directors.

     Code of Ethics. The Company has a Code of Business Conduct and Ethics (the “Code”). All of its directors, executive officers and employees are subject to the Code. The Code is available on the Company’s web site at www.zalecorp.com under the heading “Corporate Governance.” Any waiver of the Code will be disclosed in a Securities and Exchange Commission (“SEC”) filing on Form 8-K.

     Separate Chairman. The Company has a Chairman of the Board of Directors who is separate from its Chief Executive Officer and who is not otherwise an employee of the Company.

     Meetings of Non-Employee Directors. The Company’s non-employee directors meet in executive session without management present at regularly scheduled Board of Directors meetings.

     Committee Authority to Retain Independent Advisors. Each of the Audit, Compensation and Nominating and Corporate Governance Committees has the authority to retain independent advisors and consultants, with all fees and expenses to be paid by the Company.

     Whistleblower Procedures. The Audit Committee has established procedures for the treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for confidential and anonymous submission by the Company’s employees of concerns regarding questionable accounting, internal accounting controls or auditing matters.

     Disclosure Committee. The Company has established a disclosure committee composed of members of management to assist the Company in fulfilling its obligations to maintain disclosure controls and procedures and to coordinate and oversee the process of preparing the Company’s periodic securities filings.

     No Executive Loans. The Company does not extend loans to executive officers or directors and has no such loans outstanding.

EXECUTIVE AND DIRECTOR COMPENSATION

     The following tables set forth all compensation, including bonuses, stock option awards and other payments, paid or accrued by the Company during each of the fiscal years ended July 31, 2003, July 31, 2002 and July 31, 2001, to the Company’s Chief Executive Officer and its four other most highly compensated executive officers (collectively, the “named executive officers”).

SUMMARY COMPENSATION TABLE

				Long-Term
		Annual Compensation		Compensation		Other

				Restricted	Securities	All Other
	Fiscal	Salary		Stock	Underlying	Compensation
Name and Principal Position	Year	($) (1)	Bonus($)	Awards ($)	Options(#)	($)

Mary L. Forté (2)	2003	600,000	—	—	100,000	77,866
President and Chief Executive Officer	2002	400,000	—	—	200,000	72,473
	2001	342,308	—	—	110,000	49,825

Sue E. Gove (3)	2003	500,000	—	—	60,000	47,486
Executive Vice President, Chief	2002	400,000	—	—	100,000	32,323
Operating Officer	2001	311,538	—	—	120,000	30,441

Mark R. Lenz (4)	2003	217,808	—	—	25,000	41,036
Group Senior Vice President, Chief Financial Officer

Pamela J. Romano (5)	2003	348,173	—	—	40,000	49,624
Group Senior Vice President and President, Zales Jewelers

David W. Howard (6)	2003	299,615	—	—	5,000	56,607
Senior Vice President and Chief	2002	275,000	—	—	5,000	49,059
Information Officer	2001	132,854	—	—	30,000	54,312

(1)	Includes amounts contributed by such executive officers to the Company’s 401(k) savings plan.

(2)	Ms. Forté served as President and Chief Executive Officer during Fiscal Year 2003. Ms. Forté’s “All Other Compensation” for 2003 consists of $924 for group term life insurance premiums, $17,500 for Executive Financial Planning, $4,050 for the Company’s Medical Expense Reimbursement Plan, $19,049 Executive Life Insurance Policy, $5,151 Executive Long-Term Disability (“LTD”), $8,950 annual insurance premiums paid by the Company, $11,536 for unused vacation, and a $10,706 car allowance.

(3)	Ms. Gove served as Executive Vice President and Chief Operating Officer effective August 1, 2002 and as Executive Vice President and Chief Financial Officer during a portion of Fiscal Year 2003. Ms. Gove’s “All Other Compensation” for 2003 consists of $365 for group term life insurance premiums, $4,050 for the Company’s Medical Expense Reimbursement Plan, $9,641 Executive Life Insurance Policy, $3,746 Executive LTD, $9,569 annual insurance premiums paid by the Company, $9,615 for unused vacation, and a $10,500 car allowance.

(4)	Mr. Lenz served as Senior Vice President and Controller during a portion of Fiscal Year 2003 until being named Group Senior Vice President and Chief Financial Officer effective February 28, 2003. Mr. Lenz’s “All Other Compensation” for 2003 consists of $244 for group term life insurance premiums, $4,050 for the Company’s Medical Expense Reimbursement Plan, $10,583 Executive Life Insurance Policy, $1,598 Executive LTD, $9,342 annual insurance premiums paid by the Company, $4,500 for Executive Financial Planning, $3,769 for unused vacation, and a $6,950 car allowance. Mr. Lenz did not serve as an executive officer prior to Fiscal Year 2003. Accordingly, compensation information is not provided for prior years.

(5)	Ms. Romano served as Senior Vice President and President, Zales Jewelers during Fiscal Year 2003. Effective September 1, 2003, Ms. Romano was named Group Senior Vice President and President, Zales Jewelers. Ms. Romano’s “All Other Compensation” for 2003 consists of $300 for group term life insurance premiums, $4,050 for the Company’s Medical Expense Reimbursement Plan, $10,538 Executive Life Insurance Policy, $3,969 Executive LTD, $4,483 annual insurance premiums paid by the Company, $7,500 for Executive Financial Planning, $6,346 for unused vacation, and a $12,438 car allowance. Ms. Romano did not serve as an executive officer prior to Fiscal Year 2003. Accordingly, compensation information is not provided for prior years.

(6)	Mr. Howard served as Senior Vice President and Chief Information Officer during Fiscal Year 2003. Mr. Howard’s “All Other Compensation” for 2003 consists of $466 for Group Term Life insurance premiums, $4,050 for the Company’s Medical Expense Reimbursement Plan, $29,000 Executive Life Insurance Policy, $885 Executive LTD, $6,641 annual insurance premiums paid by the Company, $1,500 for Executive Financial Planning, $4,615 for unused vacation, and a $9,450 car allowance. Mr. Howard’s compensation for 2001 consists of compensation from August 1, 2000 through September 14, 2000 and from March 14, 2001 through July 31, 2001, due to Mr. Howard’s resignation from and subsequent return to the Company.

OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth all stock option grants to the named executive officers during the fiscal year ended July 31, 2003.

	Individual Grants (1)
					Potential Realizable Value
	Number of				At Assumed Annual Rates
	Securities				of Stock Price Appreciation
	Underlying	% of Total Options	Exercise or		for Option Term (2)
	Options	Granted to Employees	Base Price	Expiration
Name	Granted (#)	in Fiscal Year	($/Sh)	Date	5% ($)	10% ($)

Mary L. Forté	100,000	18.25%	$46.46	7/22/13	2,931,618	7,420,090

Sue E. Gove	60,000	10.95%	$46.46	7/22/13	1,758,971	4,452,054

Mark R. Lenz	25,000	4.56%	$29.44	2/28/13	511,122	1,249,834

Pamela J. Romano	40,000	7.30%	$46.46	7/22/13	1,172,647	2,968,036

David W. Howard	5,000	0.91%	$46.46	7/22/13	146,581	371,004

(1)	Sets forth options granted under the Zale Corporation Omnibus Stock Incentive Plan (the “Omnibus Plan”) for the fiscal year ended July 31, 2003. All options were granted at an exercise price equal to the fair market value of the shares of Common Stock as of the day before the grant date, have a term of 10 years, and become exercisable in equal increments of 25% per year beginning one year from the grant date. Upon the occurrence of a change of control (as defined in the Omnibus Plan), options shall become fully and immediately exercisable.

(2)	The dollar amounts under these columns are the result of calculations at the 5% and 10% rates required by the SEC. These amounts should not be construed as forecasts of possible future appreciation, if any, of the stock price for shares of Common Stock.

OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information with respect to the named executive officers concerning the number of securities underlying unexercised options and the value of unexercised options held as of July 31, 2003. No named executive officers exercised options during Fiscal Year 2003.

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money Options
	Shares		Options at Fiscal Year-End		At Fiscal Year-End (1)
	Acquired on	Value	(#)		($)
	Exercise	Realized
Name	(#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Mary L. Forté	—	—	175,000	311,250	2,361,055	3,912,148

Sue E. Gove	—	—	207,500	207,500	2,362,828	2,581,822

Mark R. Lenz	—	—	41,500	32,500	655,214	558,799

Pamela J. Romano	—	—	105,000	85,000	1,113,172	580,803

David W. Howard	—	—	10,000	23,750	168,419	328,081

(1)	These amounts represent the excess of the fair market value of the Common Stock of $47.875 per share as of July 31, 2003, based on the average of the day’s high and low prices as reported on the NYSE, above the exercise price of the options.

Supplemental Executive Retirement Plan

     In 1995, the Company adopted a Supplemental Executive Retirement Plan (the “Executive Retirement Plan”). The purpose of the Executive Retirement Plan is to provide eligible executives with the opportunity to receive payments each year after retirement equal to a portion of their “Final Average Pay” as defined below. The class of executives who are eligible to be participants in the Executive Retirement Plan include those employees who hold the office of Corporate Vice President, Division Senior Vice President, and all higher executive offices (“Participants”).

     A Participant becomes vested in his or her benefit in the Executive Retirement Plan after completing five years of service with the Company. A Participant also becomes vested in his or her Executive Retirement Plan benefits upon a change of control of the Company or the death or disability of the Participant while an active employee. A retired Participant who is vested is entitled to monthly payments continuing over the life of the Participant (or, at the election of the Participant, in a joint and 50% survivor annuity with his or her surviving spouse) commencing on the first day of the month immediately following the Participant’s 65th birthday. The amount of each payment is determined under the following formula:

Benefit Points x Final Average Pay

100

     Benefit Points are calculated based on a goal for net income established each plan year by the Compensation Committee of the Company. The Final Average Pay means the average of the monthly base salary received by the Participant from the Company in the 60-month period ending immediately prior to the Participant’s retirement or other termination from the Company. The estimated annual benefits payable upon retirement at normal retirement age for Mary L. Forté, Sue E. Gove, Mark R. Lenz, Pamela J. Romano

and David W. Howard (assuming the same salary of each of the named executive officers for the year ended July 31, 2003) are $301,600, $362,600, $151,800, $251,300 and $143,200, respectively.

Employment Agreements

     Forté Employment Agreement. On August 1, 2002, the Company entered into a three year employment agreement with Ms. Forté. Under the employment agreement, Ms. Forté is employed by the Company as its President and Chief Executive Officer at an annual base salary of not less than $600,000. Ms. Forté is eligible to receive bonus compensation of up to one hundred twenty-five percent (125%) of her base salary in accordance with the terms and conditions of the Company’s executive bonus program. In the event of a change of control (as defined therein), resulting in the termination of Ms. Forté’s employment, the Company shall pay her (1) an amount equal to three times her base salary, (2) an amount equal to three times the average annual bonus paid to her over the last two years, (3) all benefits under the Company’s various benefits plans for 36 months, and (4) a lump sum payment under the Executive Retirement Plan.

     Gove Employment Agreement. On August 1, 2002, the Company entered into a three year employment agreement with Ms. Gove. Under the employment agreement, Ms. Gove is employed by the Company as its Executive Vice President and Chief Operating Officer at an annual base salary of not less than $500,000. Ms. Gove is eligible to receive bonus compensation of up to one hundred percent (100%) of her base salary in accordance with the terms and conditions of the Company’s executive bonus program. In the event of a change of control (as defined therein), resulting in the termination of Ms. Gove’s employment, the Company shall pay her (1) an amount equal to three times her base salary, (2) an amount equal to three times the average annual bonus paid to her over the last two years, (3) all benefits under the Company’s various benefits plans for 36 months, and (4) a lump sum payment under the Executive Retirement Plan.

     Lenz Employment Agreement. On August 1, 2003, the Company entered into a three year employment agreement with Mr. Lenz. Under the employment agreement, Mr. Lenz is employed by the Company as its Group Senior Vice President and Chief Financial Officer at an annual base salary of not less than $250,000. Mr. Lenz is eligible to receive bonus compensation of up to sixty-five percent (65%) of his base salary in accordance with the terms and conditions of the Company’s executive bonus program. In the event of a change of control (as defined therein), resulting in the termination of Mr. Lenz’s employment, the Company shall pay him (1) an amount equal to three times his base salary, (2) an amount equal to three times the average annual bonus paid to him over the last two years, (3) all benefits under the Company’s various benefits plans for 36 months, and (4) a lump sum payment under the Executive Retirement Plan.

     Romano Employment Agreement. On February 28, 2003, the Company entered into a three year employment agreement with Ms. Romano. Under the agreement, Ms. Romano is employed by the Company as its Group Senior Vice President and President, Zales Jewelers at an annual base salary of not less than $375,000. Ms. Romano is eligible to receive bonus compensation of up to seventy-five percent (75%) of her base salary in accordance with the terms and conditions of the Company’s executive bonus program. In the event of a change of control (as defined therein), resulting in the termination of Ms. Romano’s employment, the Company shall pay her (1) an amount equal to three times her base salary, (2) an amount equal to three times the average annual bonus paid to her over the last two years, (3) all benefits under the Company’s various benefits plans for 36 months, and (4) a lump sum payment under the Executive Retirement Plan.

     Howard Employment Agreement. On August 1, 2002, the Company entered into a three year employment agreement with Mr. Howard. Under the employment agreement, Mr. Howard is employed by the Company as its Senior Vice President and Chief Information Officer at an annual base salary of not less than $300,000. Mr. Howard is eligible to receive bonus compensation of up to sixty percent (60%) of his base salary in accordance with the terms and conditions of the Company’s executive bonus program. In the event of a change of control (as defined therein), resulting in the termination of Mr. Howard’s employment, the Company shall pay him (1) an amount equal to three times his base salary, (2) an amount equal to three times the average annual bonus paid to him over the last two years, (3) all benefits under the Company’s various benefits plans for 36 months, and (4) a lump sum payment under the Executive Retirement Plan.

     DiNicola Consulting Agreement. Robert J. DiNicola retired as Chief Executive Officer and became a non-employee Chairman of the Board of Directors at the end of Fiscal Year 2002. Effective August 1, 2002, Mr. DiNicola entered into a five year consulting agreement under which he provides consulting services to the Company for an annual fee of $150,000.

Executive Severance Arrangements

     In 1994, the Company adopted an executive severance plan for its executives (the “Severance Plan”), which becomes operative upon the occurrence of certain events, such as termination without cause (as defined in the Severance Plan). Under the Severance Plan, Executive Vice Presidents (who are not parties to executive employment agreements), Company Senior Vice Presidents and Division Presidents are entitled to receive severance pay equal to one month of pay and benefits for each year of continuous service, with a minimum of three months of pay and a maximum of nine months of pay. Company Vice Presidents and Director-level employees, and Division Senior Vice Presidents, Vice Presidents and Director-level employees are entitled to severance pay equal to one week of pay for each year of continuous service, with a minimum of twelve weeks of pay and a maximum of twenty-six weeks of pay.

Other Employment Agreements

     Effective August 1, 2001, the Company entered into employment agreements with certain of its senior officers and other key employees. The agreements are intended to supplement any other programs sponsored by the Company, including, but not limited to, the Company’s severance and stock option plans. The agreements have three year terms.

     If any party to an agreement is terminated within two years following a change of control (as defined therein), for any reason other than cause or disability (as defined therein), or if a party terminates his or her employment with the Company for good reason (as defined therein), the Company shall: (1) pay an amount equal to three times the employee’s annual base pay as of the date of termination; (2) pay an amount equal to three times the average annual cash bonus paid to employee for the two fiscal years immediately preceding the date of termination; (3) for three years following the date of termination of employment, provide to the party and anyone entitled to claim under or through the party all benefits provided by the Company under certain group employee benefit plans to the same extent to which the party would have been entitled if he or she had remained an employee of the Company; and (4) pay a lump sum equal to the actuarial equivalent of the benefits that would have accrued to the party under the Executive Retirement Plan. Under the agreements, an employee is eligible to receive between fifty percent to seventy-five percent (50-75%) of his or her base salary in accordance with the Company’s executive bonus program. The agreements are required to be assumed by any successor to the Company by merger or otherwise.

Director Compensation

     During Fiscal Year 2003, each non-employee director of the Company received an annual retainer fee of $50,000, a $3,000 fee for each board meeting attended in person and a $1,000 fee for each board meeting attended by telephone. A chairman of a committee of the Board of Directors received an additional annual retainer fee of $15,000. Between August 1 and October 31 of Fiscal Year 2003, each committee member received $1,000 for each committee meeting attended, whether in person or by telephone. After

November 1 of Fiscal Year 2003, each committee member received $2,000 for each committee meeting attended, whether in person or by telephone. Non-employee directors also received annual grants of options to purchase 5,000 shares of Common Stock under the Company’s Outside Directors’ 1995 Stock Option Plan (the “Directors Option Plan”).

Director Indemnification Arrangements

     The Company has entered into indemnification agreements with each of the directors of the Company, agreeing to indemnify such persons against expenses, judgments, fines and amounts paid in settlement of, or incurred in connection with, any threatened, pending or completed action, suit or proceeding in which the director was or is, or is threatened to be made, a party by reason of his or her service as a director, officer, employee or agent of the Company, provided that the director acted in good faith and in a manner he or she reasonably believed to be in the best interest of the Company and, with respect to any criminal action or proceeding, provided he or she had reasonable cause to believe such actions were lawful. Each indemnification agreement also provides for the advance of expenses incurred by the director in defending any proceeding. The Company expects to enter into similar agreements with new directors elected in the future.

REPORT OF THE COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION

     Subject to the final decision of the Board of Directors, the Compensation Committee actively reviews the proposed compensation of the Company’s Chief Executive Officer and all other corporate officers. In addition, the Compensation Committee administers the Omnibus Plan and the Company’s other incentive compensation plans.

     Under the supervision of the Compensation Committee, the Company has developed and implemented compensation policies, plans and programs that seek to enhance the profitability of the Company, and thus stockholder value, by aligning closely the financial interests of the Company’s executives with those of its stockholders. The objectives of the Company’s executive compensation program are to:

•	Support the achievement of the Company’s strategic operating objectives;

•	Provide compensation that will attract and retain superior talent and reward Company executives based upon Company and individual performance;

•	Align the executives’ financial interests with the success of the Company by placing a substantial portion of pay at risk (i.e., payout that is dependent upon Company and individual performance); and

•	Provide a strategic balance among short, medium and long-term compensation such that it encourages a balanced perspective on the part of the executive between short-term profit goals and long-term value creation.

     The Company’s executive compensation program consists of base salary, the potential for annual cash incentive compensation in the form of performance bonuses, long-term incentive compensation in the form of stock options, and other potential equity incentives, supplemental executive benefits and various other benefits, including life and medical insurance plans.

     Base Salaries. It is the Compensation Committee’s objective to maintain base salaries that are reflective of the financial performance of the Company and the individual executive’s experience, responsibility level and performance, and that are competitive with the salary levels of executives at other companies engaged in the same or similar lines of business with revenues in a range comparable to those of the Company. The Compensation Committee intends to monitor the salaries of all corporate officers annually and to make any adjustments it deems necessary and appropriate.

     Bonuses. Annual bonuses available to the Company’s executive officers in Fiscal Year 2003 were based upon the Company’s financial performance as measured by overall corporate net income targets and overall net income as a percentage of total revenues, as set forth in the Company’s annual financial plan.

     For Fiscal Year 2003, bonus opportunity was calculated as a percentage of the recipient’s base salary. Specifically, all participants could earn up to seventy percent (70%) of their maximum bonus opportunity if the Company exceeded its net income dollar bonus target and up to thirty percent (30%) of the maximum bonus opportunity if the Company exceeded its target of net income as a percentage of revenues. For Fiscal Year 2003, there were no bonus payments made pursuant to the Company’s executive bonus program.

     For Fiscal Year 2004, the annual bonuses available to the Company’s executive officers will be based upon the Company’s financial performance as measured by consolidated corporate net income targets and division operating earnings targets, as set forth in the Company’s annual financial plan.

     The bonus opportunity will be calculated as a percentage of the recipient’s base salary. Specifically, all participants can earn up to fifty percent (50%) of their maximum bonus opportunity if the Company exceeds its consolidated net income target and up to fifty percent (50%) of the maximum bonus opportunity if the divisions exceed their operating earnings target. No bonus can be achieved if the Company fails to attain a minimum threshold for net income or the divisions do not achieve their operating earnings targets. The Compensation Committee and the Board of Directors, in their sole discretion may adjust the amount and timing of bonus payments under the program to address special or unusual circumstances.

     Equity Incentives. During Fiscal Year 2003, the Omnibus Plan formed the basis for the Company’s long-term incentive plan for executives and key employees. The Omnibus Plan provided for the grant of stock options, stock appreciation rights (“SARs”), restricted stock, stock bonuses and phantom stock. The purpose of the Omnibus Plan was to promote the interests of the Company and its stockholders by providing officers and other employees of the Company with appropriate incentives and rewards to encourage them to enter into and continue in employment of the Company and to acquire a proprietary interest in the long-term success of the Company. The Omnibus Plan expired in accordance with its terms on July 30, 2003. The Board of Directors adopted a new stock incentive plan, described in Proposal No. 2, which will become effective if approved by stockholders at the Annual Meeting.

     During Fiscal Year 2003, option awards were made to approximately 135 of the Company’s employees covering an aggregate of 548,000 shares of Common Stock. All options were granted with an exercise price equal to the fair market value of the shares of Common Stock as of the day before the grant date, have a term of ten years, and become exercisable in equal increments of twenty-five percent (25%) per year beginning one year from the grant date.

     The Compensation Committee, in satisfying its duty to establish the compensation level of the Company’s Chief Executive Officer and to recommend the compensation levels for the Company’s other officers, considered and approved management’s recommendations for Fiscal Year 2003 with respect to changes to the elements and levels of compensation paid to such officers. The Compensation Committee consulted with the Company’s human resources department and/or outside compensation consultants in evaluating the recommendations made by management. The Compensation Committee, in its role as administrator of the 2003 Incentive Plan, intends to review periodically with the Company’s human resources department and/or outside compensation consultants the levels and types of cash incentives and stock-based compensation that are appropriate for a corporation similarly situated to the Company.

     Compensation of the Chief Executive Officer. Ms. Forté was appointed President and Chief Executive Officer effective August 1, 2002. Upon this appointment, Ms. Forté and the Company entered into a three year employment agreement under which Ms. Forté is entitled to receive an annual base salary of not less than $600,000. This base salary is subject to annual review and potential increase by the Board of Directors. In establishing Ms. Forté’s base salary, the Company primarily considered Ms. Forté’s extensive retail experience, her previous level of responsibility and her past performance and knowledge of the Company. In July 2003, Ms. Forté was awarded a stock option grant to purchase up to 100,000 shares of Common Stock. The stock option grant vests over four equal annual installments. The Compensation Committee believes that these stock option awards are consistent with the purposes of the Omnibus Plan to properly align the interests of Ms. Forté and the Company’s stockholders and will encourage Ms. Forté to remain in the employ of the Company for the term of her employment agreement. For a description of the terms of Ms. Forté’s employment agreement, see “Executive and Director Compensation-Employment Agreements.”

     Section 162(m). Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) , prevents publicly held corporations, including the Company, from taking a tax deduction for compensation paid to a “covered employee” in a taxable year to the extent that the compensation exceeds $1 million and is not qualified performance-based compensation under the Code. Generally, covered employees are the executive officers named in the Summary Compensation Table. The Omnibus Plan, the 2003 Stock Incentive Plan and Executive Bonus Plan have been designed to meet the regulations so that compensation realized in connection with stock options, stock appreciation rights and other performance-based equity incentives granted under the Omnibus Plan and 2003 Incentive Plan and bonuses under the Executive Bonus Plan generally will be excluded from the deduction limit. Moreover, the Compensation Committee believes that, in order to attract, retain and reward the executive talent necessary to maximize stockholder returns, the Company’s interests are best served in some circumstances by providing compensation which is subject to the deductibility limitation imposed by Section 162(m). Accordingly, the Compensation Committee retains the discretion to authorize compensation that does not qualify for income tax deductibility.

Richard C. Marcus, Chairman
A. David Brown
Mary E. Burton

Corporate Performance Graph

     The following graph shows a comparison of cumulative total returns for the Company, the S&P 500 Index, the S&P Smallcap Specialty Store Index, and the S&P 600 Smallcap Index for the period from August 1, 1998, to July 31, 2003. The comparison assumes $100 was invested on August 1, 1998 in the Common Stock and in each of the three indices and, for the S&P 500 Index, the S&P Smallcap Specialty Store Index and the S&P 600 Smallcap Index, assumes reinvestment of dividends. The Company has not paid any dividends.

	7/31/98	1/31/99	7/31/99	1/31/00	7/31/00	1/31/01	7/31/01	1/31/02	7/31/02	1/31/03	7/31/03

Zale Corporation	100	105.85	129.03	115.32	120.56	120.32	108.87	146.61	97.10	98.39	153.39

S&P 500	100	115.03	120.21	126.93	130.99	125.79	112.23	105.49	85.73	81.22	94.85

S&P Smallcap Spec	100	87.91	95.14	73.50	83.87	90.06	107.95	131.89	118.18	109.61	149.84

S&P 600 Smallcap	100	99.44	104.85	109.69	118.03	131.99	132.22	136.03	115.79	111.17	136.76

     The stock price performance depicted in the above graph is not necessarily indicative of future price performance. The Corporate Performance Graph will not be deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that the Company specifically incorporates the graph by reference.

SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who beneficially own more than ten percent (10%) of any class of the Company’s equity securities, to file with the SEC initial reports (“Form 3”) of beneficial ownership and reports of changes (“Form 4” and “Form 5”) in beneficial ownership of Common Stock and other equity securities of the Company. Executive officers, directors and beneficial owners of greater than ten percent (10%) of the outstanding Common Stock are required to furnish the Company with copies of all Section 16(a) reports they file. To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company complied with all Section 16(a) filing requirements applicable to its executive officers, directors and beneficial owners of greater than ten percent (10%) of the outstanding Common Stock for the year ended July 31, 2003, except that each of Mark R. Lenz and Cynthia T. Gordon inadvertently filed late a Report on Form 4 relating to a stock option grant.

AUDIT COMMITTEE REPORT

     The members of the Audit Committee are Peter P. Copses, J. Glen Adams and A. David Brown. The Board of Directors has determined that during Fiscal Year 2003, each member of the committee was independent under the rules of the NYSE and that each current member is independent. The Audit Committee acts under a written charter adopted by the Board of Directors, which sets forth its responsibilities and duties, as well as requirements for the Audit Committee’s composition and meetings. A copy of the charter is attached hereto as Appendix A and is also available on the Company’s corporate web site at www.zalecorp.com under the heading “Corporate Governance.”

     The Audit Committee has reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended July 31, 2003.

     The Audit Committee has discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, and issued by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     The Audit Committee has received the written disclosures and the letter from KPMG LLP required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, and issued by the Independence Standards Board, and has discussed with the auditors the auditors’ independence. The Audit Committee has also considered the fees paid to KPMG LLP during the last fiscal year for audit and non-audit services, which are set forth below and has determined that the provision of the non-audit services are compatible with the firm’s independence.

     Based on the reviews and the discussions referred to above, the Audit Committee recommends to the Board of Directors that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2003.

     The foregoing report is furnished by the members of the Audit Committee:

Peter P. Copses, Chairman
J. Glen Adams
A. David Brown

Change in Certifying Accountant

     On June 5, 2002, upon recommendation of the Company’s Audit Committee, the Board of Directors ended the engagement of Arthur Andersen LLP as the Company’s accountants for the fiscal year ending July 31, 2002, effective immediately.

     Arthur Andersen LLP’s report on the Company’s consolidated financial statements for the fiscal year ended July 31, 2001 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

     During the fiscal year ended July 31, 2001, and through the date hereof, there were no disagreements with Arthur Andersen LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen LLP’s satisfaction, would have caused Arthur Andersen LLP to make reference to the subject matter in connection with its report on the Company’s consolidated financial statements for such year. There were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     During the fiscal year ended July 31, 2001, and through the date hereof, the Company did not consult KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

     Arthur Andersen LLP was provided a copy of the above disclosures, also set forth in the Company’s current report on Form 8-K filed with the SEC on June 6, 2002, and was requested to furnish the Company with a letter addressed to the SEC stating whether it agreed with the above statements and, if not, stating the respects in which it did not agree. Arthur Andersen LLP’s letter concurring with the disclosures was filed as an exhibit to the Form 8-K.

Independent Auditor Fee Information

     Audit Fees. Audit fees paid to KPMG LLP totaled $591,500 in Fiscal Year 2003 and $327,500 in Fiscal Year 2002. Audit fees include fees associated with the annual audits of the Company’s consolidated financial statements and reviews of the Company’s quarterly reports on Form 10-Q, and the statutory audits of the financial statements of the Company’s insurance subsidiaries. Audit fees paid to Arthur Andersen LLP totaled approximately $215,599 in Fiscal Year 2002.

     Audit-Related Fees. Audit-related fees paid to KPMG LLP totaled $54,742 in Fiscal Year 2003 and $15,750 in Fiscal Year 2002. Audit-related fees for Fiscal Year 2003 include fees associated with the audits of the financial statements of certain employee benefit plans and accounting assistance related to the Company’s tender offer. Audit related fees for Fiscal Year 2002 include fees associated with the audits of the financial statements of certain employee benefit plans. Audit-related fees paid to Arthur Andersen LLP totaled approximately $24,300 in Fiscal Year 2002, principally related to the audits of the financial statements of certain employee benefit plans.

     Tax Fees. Fees paid to KPMG LLP for tax services, including tax compliance, tax advice and tax planning, totaled approximately $437,858 in Fiscal Year 2003 and $29,127 in Fiscal Year 2002. Fees paid to Arthur Andersen LLP for tax services, including tax compliance, tax advice and tax planning, totaled approximately $1,285,884 in Fiscal Year 2002.

     All Other Fees. No fees were paid to KPMG LLP for other services not included above in Fiscal Year 2003 and Fiscal Year 2002. Fees paid to Arthur Andersen LLP for all other services not included above were $135,603 in Fiscal Year 2002, principally for certain internal audit services. The Company no longer utilizes its independent auditor for any internal audit services.

     In addition to retaining KPMG LLP to audit the Company’s consolidated financial statements in Fiscal Year 2003, the Company retained KPMG LLP and other accounting and consulting firms to provide advisory, auditing and consulting services in Fiscal Year 2003. The Company’s Audit Committee pre-approves all non-audit work performed by KPMG LLP on an item-by-item basis, except that the Audit Committee has pre-approved up to $60,000 for certain specifically identified tax services, with a limitation of no more than $15,000 for any particular service, such as assistance with day-to-day federal, state and international tax issues as well as, compensation and employee benefit issues. In the case of such pre-approved tax-related services, those members of the Company’s management team responsible for engaging KPMG LLP to perform pre-approved services must report specific engagements to the Audit Committee at each meeting of the Audit Committee.

PROPOSAL NO. 2:

APPROVAL OF ZALE CORPORATION 2003 STOCK INCENTIVE PLAN

     On July 23, 2003, the Board of Directors of the Company adopted the Zale Corporation 2003 Stock Incentive Plan, subject to approval of the Company’s stockholders. The 2003 Incentive Plan provides for the grant to officers and employees of the Company and its subsidiaries of options to purchase shares of Common Stock and other equity-based awards, which awards may be incentive stock options, non-qualified stock options, SARs, restricted stock, phantom stock or stock bonuses (collectively, “Incentive Awards”). The 2003 Incentive Plan is designed to replace the Omnibus Plan, which expired in accordance with its terms on July 30, 2003. Existing awards previously granted under the Omnibus Plan will continue to remain outstanding in accordance with their terms; however, all future awards will be made under the 2003 Incentive Plan.

     The Board of Directors is asking the Company’s stockholders to approve the 2003 Incentive Plan to enable the Company to issue “incentive stock options” under Section 422 of the Code, and to qualify certain Incentive Awards as “performance-based compensation” under Section 162(m) of the Code. In addition, the NYSE, on which the shares of Common Stock are listed, requires stockholder approval of the 2003 Incentive Plan.

     A summary of the principal features of the 2003 Incentive Plan is set forth below. This summary is qualified in its entirety by reference to the full text of the 2003 Incentive Plan, which is attached as Appendix B to this proxy statement.

     The Company’s Board of Directors unanimously recommends that you vote FOR approval of the 2003 Incentive Plan.

Description of the 2003 Incentive Plan

     The following summary outlines the principal features of the 2003 Incentive Plan.

     Purpose. The purpose of the 2003 Incentive Plan is to promote the interests of the Company and its stockholders by providing officers and other employees of the Company with appropriate incentives and rewards to encourage them to enter into and continue in the employ of the Company and to acquire a proprietary interest in the long-term success of the Company.

     Eligibility. The persons who are eligible to receive awards pursuant to the 2003 Incentive Plan are those officers and employees of the Company and its subsidiaries (including officers of the Company, whether or not they are directors of the Company) as the Plan Committee (as defined below) selects from time to time. Directors who are not employees or officers of the Company are ineligible to participate in the 2003 Incentive Plan. The Company estimates that, as of August 1, 2003, less than 1% of its approximately 17,000 employees would be eligible to participate in the 2003 Incentive Plan.

     Administration. The 2003 Incentive Plan is administered by the Compensation Committee of the Company’s Board of the Directors, or such other committee as the Board of Directors may appoint from time to time (the “Plan Committee”). The Plan Committee at all times must consist of two or more persons, each of whom is a member of the Board of Directors. To the extent required for transactions under the 2003 Incentive Plan to qualify for the exemptions of Rule 16b-3 under the Exchange Act (“Rule 16b-3”), members of the Plan Committee (or any subcommittee thereof) shall be “non-employee directors” within the meaning of Rule 16b-3. To the extent required for compensation realized from Incentive Awards to be deductible by the Company pursuant to Section 162(m) of the Code, members of the Plan Committee shall be “outside directors” within the meaning of such section of the Code.

     Award Types. The 2003 Incentive Plan permits the Plan Committee to grant, in its discretion, incentive stock options, non-qualified stock options, SARs, restricted stock, phantom stock and stock bonuses, each of which is described below. A total of 3,000,000 shares of Common Stock will be available for Incentive Awards under the 2003 Incentive Plan.

     The total number of shares of Common Stock subject to stock options or stand-alone SARs awarded to any one employee during any fiscal year shall not exceed 600,000, unless the Plan Committee determines that compliance with Section 162(m) of the Code is not necessary with respect to an Incentive Award.

     Incentive Stock Options. Incentive stock options entitle the holder to purchase a certain number of shares of Common Stock at an exercise price specified at the time the option is granted. The exercise price per share of Common Stock which may be purchased under an incentive stock option may not be less than 100% of the fair market value of a share of Common Stock on the date the option is granted. The aggregate fair market value of all shares of Common Stock subject to incentive stock options which become exercisable for the first time during any year may not exceed $100,000.

     Non-Qualified Stock Options. Non-qualified stock options, which are stock options that are not incentive stock options, entitle the holder to purchase a certain number of shares of Common Stock at an exercise price specified at the time the option is granted. Under the terms of the 2003 Incentive Plan, the exercise price of any shares of Common Stock subject to a non-qualified stock option will not be less than the fair market value of the shares of Common Stock on the date the option is granted.

     SARs. SARs are rights that, when exercised, entitle the holder to the appreciation in value of the number of shares of Common Stock specified in the grant from the date granted to the date exercised. An exercised SAR will be paid in cash. SARs may be either stand-alone SARs, which are not granted in conjunction with an option, or tandem SARs, which may be granted at the same time as, or in the case of a non-qualified stock option, subsequent to the time that, its related option is granted.

     Restricted Stock. Restricted stock consists of stock issued under the 2003 Incentive Plan that is subject to certain restrictions established by the Plan Committee. Restricted stock awards may not be disposed of by the recipient until the restrictions established by the Plan Committee have lapsed. In its discretion, the Plan Committee may require that any dividends paid on shares of restricted stock be held in escrow until all restrictions on such shares have lapsed.

     Phantom Stock. Phantom stock awards are rights to receive in cash per share of phantom stock granted, within 30 days of the date on which such share vests, an amount equal to (i) the fair market value of a share of Common Stock as of the date on which such share of phantom stock vests, plus (ii) the aggregate dollar amount of cash dividends paid with respect to a share of Common Stock during the period commencing on the date on which the share of phantom stock was granted and terminating on the date on which such share vests.

     Stock Bonuses. In the event that the Plan Committee grants a stock bonus, a certificate for the shares of Common Stock comprising such stock bonus will be issued in the name of the participant to whom such grant was made and delivered to such participant as soon as practicable after the date on which such stock bonus is payable.

     Total Grants for Awards other than Options. The total number of shares of Common Stock with respect to which tandem SARs, stand-alone SARs, restricted stock, phantom stock and stock bonuses may collectively be granted may not exceed thirty-percent (30%) of the total number of shares of Common Stock with respect to which all Incentive Awards have been or may be granted under the 2003 Incentive Plan.

     Restriction on Repricing. Absent stockholder approval, neither the Plan Committee nor the Board of Directors has the authority, with or without the consent of the affected holders of Incentive Awards, to reprice any Incentive Award after the date of its initial grant with a lower exercise price in substitution for the original exercise price.

     Option Price. The exercise price per share of options and SARs is determined by the Plan Committee but in no event will be less than the fair market value of a share of Common Stock on the date the option or SAR is granted. Payment for shares of Common Stock purchased upon exercise of an option shall be made on the effective date of such exercise by one or a combination of the following means: (i) in cash, by certified check, bank cashier’s check or wire transfer; (ii) subject to the approval of the Plan Committee, in shares of Common Stock owned by the participant; or (iii) subject to the approval of the Plan Committee, by such other provision as the Plan Committee may from time to time authorize.

     Nontransferability. During the lifetime of a participant, the Plan Committee may permit the transfer, assignment or other encumbrance of an outstanding option. Upon the death of an optionee, outstanding Incentive Awards granted to such optionee may be exercised only by the executor or administrator of the participant’s estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution.

     Time and Manner of Exercise. Unless the applicable plan agreement provides otherwise, options granted under the 2003 Incentive Plan and stand-alone SARs become cumulatively exercisable as to twenty-five percent (25%) of the shares covered thereby on each of the first, second, third and fourth anniversaries of the date of grant. The Plan Committee shall determine the expiration date of each option; provided, however, that no options shall be exercisable more than 10 years after the date of grant. Unless otherwise provided in the plan agreement, no option will be exercisable prior to the first anniversary of the date of grant. A tandem SAR will be exercisable only if and to the extent that its related option is exercisable. At the time of the grant of shares of restricted stock and phantom stock, the Plan Committee will establish an issue date with respect to the shares of the restricted stock and a vesting date with respect to shares of both the restricted stock and phantom stock.

     Change in Control. The 2003 Incentive Plan provides that, upon the occurrence of a “change in control” (as defined in the 2003 Incentive Plan) (i) each option and each stand-alone SAR granted thereunder and outstanding at such time will become fully and immediately exercisable and will remain exercisable until its expiration, termination or cancellation pursuant to the terms of the 2003 Incentive Plan, and (ii) all outstanding shares of restricted stock and phantom stock which have not theretofore vested will immediately vest.

     Amendment or Termination of Plan. The Board of Directors may, at any time, suspend or terminate the 2003 Incentive Plan or revise or amend it in any respect whatsoever; provided, however, that stockholder approval will be required if and to the extent the Board of Directors determines that such approval is appropriate for purposes of satisfying Section 162(m) or Section 422 of the Code, Rule 16b-3 or any comparable or successor exemption under which it is appropriate for the 2003 Incentive Plan to qualify, or the rules of the NYSE. No action may reduce the participant’s rights under any outstanding Incentive Award without the consent of the participant.

Federal Income Tax Consequences of the 2003 Incentive Plan

     The following discussion is designed to provide a general summary of the material federal income tax consequences, as of the date of this proxy statement, with respect to awards granted under the 2003 Incentive Plan. In addition to the tax consequences described below, (i) officers and directors of the Company subject to Section 16 of the Exchange Act may be subject to special rules regarding the income tax consequences of their Incentive Awards and (ii) any entitlement to a tax deduction on the part of the Company is subject to the applicable federal tax rules, including those relating to the $1 million limitation on deductible compensation under Section 162(m).

     Incentive Stock Options. If a stock option under the 2003 Incentive Plan is treated as an incentive stock option, the optionee generally recognizes no taxable income as a result of the grant or exercise of the option. However, an amount equal to the difference between the fair market value of the stock on the date of exercise and the exercise price is classified as an item of alternative minimum taxable income in the year of exercise for purposes of the alternative minimum tax.

     The Company will not be allowed a deduction for federal income tax purposes in connection with the grant or exercise of an incentive stock option, regardless of the applicability of the alternative minimum tax to the optionee. The Company will be entitled to a deduction, however, to the extent that ordinary income is recognized by the optionee upon a disqualifying disposition (see below).

     Upon a sale or exchange of the shares at least two years after the grant of an incentive stock option and one year after exercise of the option, gain or loss will be recognized by the optionee equal to the difference between the sale price and the exercise price. Such gain or loss will be characterized for federal income tax purposes as a long-term capital gain or loss. The Company is not entitled to any deduction under these circumstances.

     If an optionee disposes of shares acquired upon issuance of an incentive stock option prior to completion of either of the above holding periods, the optionee will have made a “disqualifying disposition” of the shares. In such event, the optionee will recognize ordinary income at the time of disposition equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. The Company generally will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee on a disqualifying disposition if the optionee’s total compensation is deemed reasonable in amount.

     The optionee also will recognize capital gain or loss (long or short-term, depending on the length of time the stock was held) on such disqualifying disposition in an amount equal to the difference between (i) the amount realized by the optionee upon such disqualifying disposition of the stock and (ii) the exercise price, increased by the total amount of ordinary income, if any, recognized by the optionee upon such disqualifying disposition (as described in the second sentence of the preceding paragraph).

     Non-Qualified Stock Options. An optionee generally recognizes no taxable income as the result of the grant of a non-qualified stock option, assuming that the option does not have a readily ascertainable fair market value at the time it is granted (which is usually the case with plans of this type). Upon exercise of a non-qualified stock option, an optionee generally will recognize ordinary income for federal tax purposes equal to the excess, if any, of the then fair market value of the shares over the exercise price.

     The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the exercising optionee, so long as the optionee’s total compensation is deemed reasonable in amount.

     Upon a sale of shares acquired pursuant to the exercise of a non-qualified stock option, any difference between the sale price and the fair market value of the shares on the date of exercise will be treated as capital gain or loss (long or short-term, depending on the length of time the stock was held).

     Stock Bonus/Restricted Stock Award. The federal income tax treatment of individuals who receive property in connection with the performance of services is governed by Section 83 of the Code. That section requires that the recipient of the property recognize income from the transfer in an amount equal to the excess of the fair market value of the property received over the amount (if any) paid for the property. Income is recognized by the recipient in the first year in which the rights of the recipient to the property become “vested”, i.e., are transferable or are no longer subject to a substantial risk of forfeiture, whichever occurs first. The income is taxable at ordinary income rates and (in the case of participating individuals who are employees) is subject to withholding of income and applicable employment taxes at the time of vesting.

     Under the 2003 Incentive Plan, participating individuals will not pay any consideration for stock transferred to them under the stock bonus/restricted stock award components of the 2003 Incentive Plan, and the stock transferred may or may not be subject to restrictions. If stock is granted to a recipient without restriction, the recipient will recognize ordinary income (calculated as described in the preceding paragraph) in the recipient’s taxable year in which the stock is granted.

     If stock granted under the 2003 Incentive Plan is nontransferable and subject to a substantial risk of forfeiture, then (unless an election is made under Section 83(b) of the Code, as described in the next paragraph), recipients of stock will recognize taxable income as of each date on which they become vested in stock received under the 2003 Incentive Plan in the amount of the fair market value of the stock then vesting.

     Participating individuals may elect under Section 83(b) of the Code to report as taxable income in the year of award an amount of ordinary income equal to the stock’s fair market value at the time of the award. If such an election is made, the electing employee is not required thereafter to report any further compensation income upon becoming vested in the stock covered by the election. Such an election must be made within 30 days of receipt of the stock. Such election may not be revoked except with the consent of the government. Participating individuals making this election who are employees will be subject to withholding with respect to the taxable income they recognize at the time the stock is awarded to them.

     The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participating individual, so long as the individual’s total compensation is deemed reasonable in amount.

     Participating individuals will recognize gain upon the disposition of their stock equal to the excess of (a) the amount realized on such disposition over (b) the ordinary income recognized with respect to their stock under the principles set forth above. That gain will be taxable as long or short-term capital gain, depending on the length of time the stock was held.

     If a participating individual disposes of his or her stock for an amount less than the amount of ordinary income recognized with respect to the stock, he or she will generally recognize a capital loss (long or short-term, depending on the length of time the stock was held) equal to the difference between any ordinary income recognized with respect to the stock under the principles described previously and the amount realized upon disposition of the stock. If a participating individual forfeits unvested stock with respect to which a Section 83(b) election has been made upon termination of employment, he or she will generally recognize a capital gain or loss equal to the difference between the amount, if any, paid by the employee for the stock and the amount received as a result of the forfeiture, but no loss or deduction is allowed with respect to the amount previously included in income as a result of the Section 83(b) election.

     SARs. Recipients of SARs generally should not recognize income until such rights are exercised (assuming there is no ceiling on the value of the right). Upon exercise, the participating individual will normally recognize ordinary compensation income for federal income tax purposes equal to the amount of cash and the fair market value of stock, if any, received upon such exercise. Participating individuals who are employees will be subject to withholding with respect to income recognized upon exercise of an SAR.

     The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participating individual, so long as the individual’s total compensation is deemed reasonable in amount.

     Phantom Stock. Recipients of phantom stock will recognize ordinary income in the taxable year in which cash is transferred to the individual. The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the participating individual, provided the individual’s total compensation is deemed reasonable in amount.

Additional Information Regarding New Plan Benefits

     Awards under the 2003 Incentive Plan are based upon the Company’s performance. Accordingly, future awards under the 2003 Incentive Plan are not determinable at this time. Reference is made to the tables captioned “Summary Compensation Table,” “Option Grants in Last Fiscal Year” and “Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values” at pages 11 through 13 of this proxy statement for detailed information on stock incentive awards and exercises of such awards by certain executive officers under the Omnibus Plan during the three most recent fiscal years.

Market Price of the Common Stock

     As of September 19, 2003, the fair market value of the Common Stock was $48.08 per share, based on the closing price of the Common Stock as reported by the NYSE.

Equity Compensation Plan Information

     The following table provides information about the Common Stock that may be issued upon the exercise of stock options, warrants and other rights under all of the Company’s existing equity compensation plans as of July 31, 2003.

Equity Compensation Plan Information

			Number of securities
			remaining available for future
			issuance under equity
	Number of securities to be	Weighted-average	compensation plans
	issued upon exercise of	exercise price of	(excluding securities
Plan Category	outstanding options (1)	outstanding options	reflected in 1st column) (2)

Equity compensation plans approved by security holders	2,788,126	$36.10	83,500
Equity compensation plans not approved by security holders	—	—	—

Total	2,788,126	$36.10	83,500

(1)  Includes securities to be issued upon the exercise of outstanding options under the Omnibus Plan and the Directors’ Option Plan.

(2)  Includes securities available for future issuance under the Directors’ Option Plan. Does not include securities available for future issuance under the 2003 Incentive Plan.

PROPOSAL NO. 3:

APPROVAL OF THE ZALE CORPORATION EXECUTIVE BONUS PLAN

     On July 23, 2003, the Compensation Committee of the Board of Directors approved, and the Board of Directors ratified, the Zale Corporation Executive Bonus Plan. The Executive Bonus Plan is a performance-based plan based on pre-established objective financial goals of the Company. Payouts under the Executive Bonus Plan are dependent upon the Company’s success in meeting these pre-established objectives.

     The Board of Directors is asking the Company’s stockholders to approve the Executive Bonus Plan and the criteria upon which objective performance goals may be established by the Compensation Committee under the Executive Bonus Plan. Submission of the Executive Bonus Plan to the Company’s stockholders is necessary in order to permit the grant of performance-based awards under the Executive Bonus Plan that are deductible under Section 162(m) of the Code. Section 162(m) of the Code provides that for any given taxable year, we are limited to a $1 million deduction for compensation paid to each of the Company’s Chief Executive Officer and four other highest compensated officers. However, compensation that qualifies as “performance-based compensation,” as defined under Section 162(m) of the Code, does not count against the $1 million deductible compensation limit. In order for awards under the Executive Bonus Plan to qualify as “performance-based compensation” under Section 162(m) of the Code, the performance-based criteria under the Executive Bonus Plan must be approved by the Company’s stockholders at least once every five years.

     A summary of the principal features of the Executive Bonus Plan is set forth below.

     The Company’s Board of Directors unanimously recommends that you vote FOR the approval of the Executive Bonus Plan and the criteria for establishing objective performance-based goals.

Description of the Executive Bonus Plan

     Purpose. The purpose of the Executive Bonus Plan is to promote the interests of the Company and its stockholders by providing officers and other employees of the Company with appropriate incentives to encourage them to achieve the Company’s financial goals.

     Eligibility. The persons who are eligible to receive awards pursuant to the Executive Bonus Plan are the employees designated by the Compensation Committee as senior management. At August 1, 2003, approximately 145 employees of the Company were eligible to participate in the Executive Bonus Plan. In order to be eligible for awards under the Executive Bonus Plan, an employee must be on the active payroll or on an approved leave of absence on July 31 of the applicable fiscal year. Further, an employee must have joined the Company in a bonus eligible position prior to February 1 of the applicable fiscal year. If an employee is promoted to a bonus eligible position on or before February 1 of a fiscal year, the bonus for that fiscal year will be pro-rated based on full months in the bonus eligible position through July 31 of the applicable fiscal year.

     Administration. The Executive Bonus Plan is administered by the Compensation Committee of the Board of Directors, which consists solely of two or more “outside directors” within the meaning of Section 162(m) of the Code. The Compensation Committee has the sole authority to determine the amounts payable under the Executive Bonus Plan and to adjust bonus awards to reflect special or unusual circumstances. However, no employee shall be entitled to receive a bonus under the Executive Bonus Plan of more than $2 million in any fiscal year.

     Performance Criteria. Fifty percent (50%) of the compensation payable under the Executive Bonus Plan will be paid if the Company exceeds certain pre-established target levels of consolidated net income. The remaining portion of the compensation under the Executive Bonus Plan, fifty percent (50%), will be paid if the Company exceeds pre-established target levels for division operating earnings.

     Bonus Opportunity. The payout of twenty-five percent (25%) to one hundred percent (100%) of maximum bonus is payable at the pre-established levels of consolidated and division operating earnings.

     Amendment or Termination of Executive Bonus Plan. The Board of Directors may, at any time, suspend or terminate the Executive Bonus Plan or revise or amend it in any respect whatsoever; provided, however, that stockholder approval will be sought with respect to any amendment that, absent stockholder approval, would negatively impact the status of payouts under the Executive Bonus Plan for purposes of Section 162(m) of the Code.

     Additional Information Regarding New Plan Benefits. Payouts under the Executive Bonus Plan are based upon the Company’s performance. Accordingly, the future payouts under the Executive Bonus Plan are not determinable at this time.

PROPOSAL NO. 4:

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     KPMG LLP has served as the Company’s independent public accountants since June 2002, and has been reappointed by the Audit Committee to serve in that capacity for the upcoming fiscal year. The Company has been advised that no member of KPMG LLP or any of its associates has any financial interest in the Company or its affiliates. A representative of KPMG LLP is expected to attend the Annual Meeting and will be available at the Annual Meeting to respond to appropriate questions and will be given an opportunity to make a statement on behalf of KPMG LLP, if desired.

     Although not formally required, the appointment of the independent auditors of the Company has been directed by the Audit Committee and the Board of Directors to be submitted to the stockholders for ratification as a matter of sound corporate practice. If the stockholders do not ratify the appointment of KPMG LLP, the appointment of the independent auditors will be reconsidered by the Audit Committee. If the stockholders ratify the appointment, the Audit Committee, in its sole discretion, may still direct the appointment of new independent auditors at any time during the upcoming fiscal year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders.

     The Board of Directors recommends that stockholders vote FOR the ratification of the appointment of KPMG LLP as the Company’s independent public accountants.

OTHER MATTERS

     The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, it is the intention of the named proxies in the accompanying proxy to vote in accordance with their judgment on such matters.

STOCKHOLDER NOMINATION OF DIRECTOR CANDIDATES

     The Bylaws of the Company provide that any stockholder of record who is entitled to vote for the election of directors at a meeting called for that purpose may nominate persons for election to the Board of Directors subject to the following notice requirements.

     As described more fully in the Company’s Bylaws, a stockholder desiring to nominate a person for election to the Board of Directors must send a written notice to the Secretary of the Company setting forth (i) as to each person who the stockholder proposes to nominate, all information required to be disclosed in solicitations of proxies for election of directors, or as otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected); and (ii) as to the stockholder giving the notice (A) the name and address of such stockholder as it appears on the Company’s books and (B) the class and number of shares of the Company that are owned of record by such stockholder. See “Stockholder Proposals” for additional requirements.

STOCKHOLDER PROPOSALS

     Pursuant to Rule 14a-8(e) promulgated under the Exchange Act, stockholder proposals to be included in the Company’s proxy statement relating to the 2004 Annual Meeting of Stockholders of the Company must be a subject for proper inclusion therein and must be received by no later than June 11, 2004, at the Company’s principal executive offices, 901 West Walnut Hill Lane, Irving, Texas 75038-1003, Attention: Legal Department.

     Pursuant to the Company’s Bylaws, to be timely, notice of business to be brought before a stockholders meeting and notice by a stockholder of nominations for election of a director at a meeting of stockholders, must be delivered to the principal executive offices of the Company not less than 60 days and not more than 90 days prior to the meeting. However, in the event that there is less than 70 days notice or prior public disclosure of the date of the meeting, in that case, to be timely, notice from the stockholder must be received no later than ten (10) days following the day on which such notice of the meeting date was mailed or such public disclosure was made. Alternatively, in the case of an annual meeting, such notice must be delivered by the 60th day before the anniversary date of the last annual meeting (November 6th is the date of the 2003 Annual Meeting), assuming that such 60th day is earlier than the 10th day following the day on which notice of the meeting was mailed or public disclosure was made. The obligation of stockholders to comply with the foregoing Bylaw provision is in addition to the requirements of the proxy rules. Stockholders of the Company who intend to nominate candidates for election as a director or to bring business before the meeting must also comply with other applicable procedures set forth in the Company’s Bylaws. See “Stockholder Nomination of Director Candidates.” The Company will furnish copies of such Bylaw provisions upon written request to the Secretary of the Company at the aforementioned address.

AVAILABILITY OF FORM 10-K

     The Company will provide to any stockholder, without charge, upon written request of such stockholder, a copy of the Annual Report and Form 10-K for the fiscal year ended July 31, 2003, as filed with the SEC. Such requests should be addressed to Zale Corporation, 901 West Walnut Hill Lane, Irving, Texas 75038-1003, Attention: Investor Relations, MS 6B-3. The Company’s Form 10-K and Annual Report is available online at www.zalecorp.com. The Form 10-K is being delivered with this proxy statement.

HOUSEHOLDING

     As permitted under the Exchange Act, only one copy of this proxy statement is being delivered to stockholders residing at the same address, unless such stockholders have notified the Company of their desire to receive multiple copies of this proxy statement.

     The Company will promptly deliver, upon oral or written request, a separate copy of this proxy statement to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to Investor Relations, by phone at (972) 580-5047 or by mail to Zale Corporation, Investor Relations, 901 West Walnut Hill Lane, Irving, Texas 75038-1003, or by email to ir@zalecorp.com. Stockholders residing at the same address and currently receiving only one copy of the proxy statement may contact Investor Relations at the address, telephone number and e-mail address above to request multiple copies of the proxy statement in the future. Stockholders residing at the same address and currently receiving multiple copies of the proxy statement may contact Investor Relations at the address, telephone number and e-mail address above to request that only a single copy of the proxy statement by mailed in the future.

     The foregoing Notice of Annual Meeting of Stockholders and Proxy Statement are sent by order of the Board of Directors.

Hilary Molay Vice President, General Counsel and Secretary

APPENDIX A

AUDIT COMMITTEE CHARTER

Purposes

     The primary purposes of the Audit Committee are to assist the Board in its oversight of (1) the integrity of the Company’s financial statements, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence and (4) the performance of the Company’s internal audit function and independent auditors. Its responsibilities in that regard include:

•	Reviewing the financial reports and other financial information provided by the Company to any governmental or other regulatory body and monitoring any public distribution or other uses thereof;

•	Reviewing the annual independent audit of the Company’s financial statements;

•	Reviewing the Company’s systems of internal accounting and financial controls; and

•	Reviewing and monitoring the internal audit process and internal audit results.

     In discharging this oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all Company books, records, facilities, personnel, legal counsel and independent auditors, along with the power to retain, at the Company’s expense, outside counsel, auditors or other experts for this purpose. Any independent auditor retained by the Company shall report directly to the Committee and is ultimately accountable to the Committee.

     The Committee shall review the adequacy of this charter on an annual basis and recommend any appropriate changes to the Board for consideration.

Membership

     Appointment and Removal. The Committee shall be appointed by the Board and shall serve at the pleasure of the Board for such term as the Board may decide or, with respect to an individual Committee member, until such Committee member is no longer a Board member. The Board shall designate the chair of the Committee.

     Number and Meetings. The Committee shall be comprised of not less than three members of the Board. The Committee shall meet as often as necessary to fulfill its responsibilities.

     Independence. The Committee members will meet the independence requirements of the New York Stock Exchange and the Securities Exchange Act of 1934. These requirements are attached hereto as Annex A. Accordingly, the members of the Committee will be directors who the Board affirmatively concludes have no material relationship to the Company, as determined by the Board, either directly or as a partner, shareholder or officer of any organization that has a relationship with the Company.

     The failure of the Committee to satisfy the independence requirements set forth above or the financial literacy requirements set forth below shall not invalidate any actions taken by the Committee.

     Financial Literacy. The Committee members will meet the experience requirements of the New York Stock Exchange and the Securities Exchange Act of 1934. Each Committee member will be financially literate or will become financially literate within a reasonable period of time after his or her appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise and that member or another member of the Committee must be an “audit committee financial expert” (as such term is defined by the rules and regulations of the Securities Exchange Act of 1934). The designation or identification of a person as an audit committee financial expert shall not (a) impose on such person any duties, obligations or liability greater than the duties, obligations and liability imposed on such person as a member of the Committee and the Board in the absence of such designation or identification or (b) affect the duties, obligations or liability of any other member of the Committee or the Board.

Responsibilities

     The Company’s management is responsible for preparing the Company’s financial statements, and the independent auditors are responsible for auditing those financial statements. Additionally, the Board recognizes that the Company’s financial management, as well as the independent auditors, have more time, knowledge and detailed information regarding the Company than do Committee members. As a result, in carrying out its oversight responsibilities, the Committee’s role is not to provide expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work. As used in this charter, the term “independent auditor” means any independent auditor, including one constituting a “registered public accounting firm” (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act of 2002), engaged for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Company.

     The following functions shall be the common, recurring activities of the Committee in carrying out its duties.

     1.     Retention of Independent Auditors. The Committee shall be directly responsible for the retention and termination of the independent auditors. The Committee shall have the ultimate authority and responsibility to select the independent auditor (including approval of all engagement fees and terms and resolution of disagreements between management and the independent auditors), evaluate the independent auditors (including its qualifications, performance and independence) and, where appropriate, replace the independent auditors.

     2.     Independence of Auditors. In connection with the retention of the Company’s independent auditors, the Committee shall, at least annually, review and discuss the information provided by management and the auditors relating to the independence of the audit firm, including, among other things, information related to the non-audit services provided and expected to be provided by the auditors. The Committee shall be responsible for (a) ensuring that the independent auditors submit at least annually to the Committee a formal written statement delineating all relationships between the auditors and the Company consistent with applicable independence standards, (b) actively engaging in a dialogue with the auditors with respect to any disclosed relationship or service that may impact the objectivity and independence of the auditors and (c) taking appropriate action in response to the auditors’ report to satisfy itself of the auditors’ independence.

     3.     Pre-Approval of Audit and Non-Audit Services. The Committee shall pre-approve all audit, review or attest services and all permissible non-audit services. The Committee may delegate to one or more of its members the authority to pre-approve audit services and non-audit services pursuant to any pre-approval policies and procedures established by the Committee and satisfying the requirements set forth in the Securities Exchange Act of 1934; provided, however, that all pre-approved services must be disclosed by such delegate to the full Committee at each of its scheduled meetings.

     4.     Independent Auditors’ Quality Control. The Committee shall obtain and review a report from the independent auditors, at least annually, which describes (a) the audit firm’s internal quality-control procedures and (b) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the last five years, respecting one or more independent audits carried out by the audit firm, and any steps taken to address any such issues.

     5.     External Audit Plans. The Committee shall review and discuss with the independent auditors the plans for, and the scope of, the annual audit and other examinations, including the adequacy of staffing and compensation.

     6.     Conduct of the Audit. The Committee shall review with the independent auditors any audit problems or difficulties and management’s response, including any restrictions on the scope of the independent auditors’ activities or on access to requested information, and any significant disagreements with management. The Committee, consistent with Section 303 of the Sarbanes-Oxley Act of 2002 and Regulation 13B-2 promulgated thereunder, shall not influence the conduct of the audit in any improper manner.

     7.     Review of Audit Results. The Committee shall review and discuss with the independent auditors the report of their annual audit, or proposed report of their annual audit, and (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies, (b) analyses prepared by management or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements and (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

     8.     Assurances Under Section 10A of the Exchange Act. The Committee shall obtain from the independent auditors assurance that Section 10A of the Securities Exchange Act of 1934 (generally relating to the auditors’ identification of illegal acts and related party transactions) has not been implicated.

     9.     Financial Statements and Disclosures. The Committee shall review with management and the independent auditors the annual and quarterly financial statements to be included in the Company’s periodic reports, including disclosures in the Management’s Discussion and Analysis section contained therein. This review will occur prior to filing of the annual or quarterly report, as applicable, and the Committee shall recommend to the Board whether the audited annual financial statements should be included in the Company’s Form 10-K. The Committee shall review and consider with the independent auditors the matters required to be discussed by the Statement of Auditing Standards (“SAS”) No. 61.

     10.     Financial Press Releases. The Committee shall review and discuss in advance the Company’s earnings press releases (including any use of “pro forma,” or “adjusted” non-GAAP, information). In addition, the Committee shall review financial information and earnings guidance provided to analysts and rating agencies (which review may occur before or after issuance and, as appropriate, may include a review of the types or substances of information to be disclosed and the form of presentation to be made).

     11.     Internal Audit Plans. The Committee shall review and discuss with the partner of the audit firm performing the internal audit function and appropriate members of his or her staff the plans for and the scope of their ongoing audit activities, including adequacy of staffing and compensation.

     12.     Internal Audit Results. The Committee shall review and discuss with the partner of the audit firm performing the internal audit function, management, the independent auditors and the appropriate staff members of each, the results of any internal audits.

     13.     Internal Accounting Controls. The Committee shall review and discuss with the partner of the audit firm performing the internal audit function, management, the independent auditors and the appropriate staff members of each, the quality and adequacy of the Company’s internal accounting controls, the Company’s financial, auditing and accounting organizations and personnel, and the Company’s policies and compliance procedures with respect to business practices which shall include the disclosures regarding internal controls and matters required to be reported to the Committee by Section 302 of the Sarbanes-Oxley Act of 2002 and Rules 13a-14 and 15d-14 of the Securities Exchange Act of 1934.

     14.     Separate Meetings. The Committee shall meet separately and periodically with management, with internal auditors (or other personnel responsible for the internal audit function) and with independent auditors.

     15.     Risk Management Policies. The Committee shall discuss policies with respect to risk assessment and risk management in order to govern the processes by which management assesses and manages the Company’s exposure to risk.

     16.     Hiring of Employees of Independent Auditors. The Committee shall set clear hiring policies for employees or former employees of the independent auditors.

     17.     Complaints Regarding Financial Statements or Accounting Policies. The Committee shall establish procedures for the receipt, retention and treatment of accounting or auditing complaints and concerns, including providing for the confidential, anonymous reporting of concerns regarding questionable accounting or auditing matters by employees of the Company.

     18.     Proxy Statement Report. The Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

     19.     Review of Other Matters. The Committee shall review and discuss such other matters that relate to the accounting, auditing and financial reporting practices and procedures of the Company as the Committee may, in its own discretion, deem desirable in connection with the review functions described above.

     20.     Other Duties. The Committee shall perform any other duties or responsibilities delegated to the Committee by the Board from time to time.

     21.     Reports to the Board. The Committee shall report regularly to the Board, which report may include issues that arise with respect to (a) the quality of integrity of the Company’s financial statements, (b) the Company’s compliance with legal or regulatory requirements, (c) the performance and independence of the Company’s independent auditors or (d) the performance of the internal audit function.

     22.     Annual Evaluation. The Committee shall conduct and review with the Board annually an evaluation of the Committee’s performance with respect to the requirements of this charter.

Annex A
Audit Committee Independence Requirements

     A director who receives, or whose immediate family member receives, more than $100,000 per year in direct compensation from the Company (other than director or committee fees or pension or other forms of deferred compensation for prior service so long as the compensation is not contingent on continued service), is presumed not to be independent until five years after he or she ceases to receive more than $100,000 per year in such compensation. In addition, the following directors shall not satisfy the definition of “independent”:

•	A director who is affiliated with the Company, which means a person that controls, is controlled by, or is under common control with the Company;

•	A director who accepts, directly or indirectly, any consulting, advisory, compensatory fee or any other fee from the Company other than directors’ fees;

•	A director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company until five years after the end of either the affiliation or the auditing relationship;

•	A director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of the Company’s present executives serve on that company’s compensation committee until five years after the end of such service or the employment relationship; or

•	A director who is an executive officer or an employee, or whose immediate family member is an executive officer, of another company (1) that accounts for at least 2% or $1 million, whichever is greater, of the Company’s consolidated gross revenues, or (2) for which the Company accounts for at least 2% or $1 million, whichever is greater, of such other company’s consolidated gross revenues, until five years after falling below such threshold.

     No member of the Committee may simultaneously serve on more than three audit committees of companies with registered debt or equity (including the Company), unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on the Committee.

APPENDIX B

2003 STOCK INCENTIVE PLAN

1.	PREAMBLE

     This Zale Corporation 2003 Stock Incentive Plan, as it may be amended from time to time (the “Plan”), is intended to promote the interests of Zale Corporation, a Delaware corporation (together with its Subsidiaries, the “Company”), and its stockholders by providing officers and other employees (including directors who are employees) of the Company with appropriate incentives and rewards to encourage them to enter into and continue in the employ of the Company and to acquire a proprietary interest in the long-term success of the Company.

2.	DEFINITIONS

     As used in the Plan, the following definitions apply to the terms indicated below:

     (a)  “Board of Directors” shall mean the Board of Directors of the Company.

     (b)  “Cause,” when used in connection with the termination of a Participant’s (as defined herein) employment by the Company, shall mean (i) the willful and continued failure by the Participant substantially to perform his or her duties and obligations to the Company (other than any such failure resulting from his or her incapacity due to physical or mental illness) or (ii) the willful engaging by the Participant in misconduct which is materially injurious to the Company. For purposes of this Section 2(b), no act, or failure to act, on a Participant’s part shall be considered “willful” unless done, or omitted to be done, by the Participant in bad faith and without reasonable belief that his or her action or omission was in the best interests of the Company. The Company shall determine whether a termination of employment is for Cause and shall notify the Committee of such a determination.

     (c)  “Change in Control” shall mean any of the following occurrences:

          (1) any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;

          (2) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (1), (3) or (4) of this definition) whose election by the Board of Directors or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

          (3) the stockholders of the Company approve a merger or consolidation of the Company with any other entity, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as hereinabove defined) acquires more than 50% of the combined voting power of the Company’s then outstanding securities; or

          (4) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

     (d)  “Code” shall mean the Internal Revenue Code of 1986, as amended.

     (e)  “Committee” shall mean the Compensation Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan; provided, that the Committee shall at all times consist of two or more persons, each of whom shall be a member of the Board of Directors. To the extent required for transactions under the Plan to qualify for the exemptions available under Rule 16b-3 (as defined herein), members of the Committee (or any subcommittee thereof) shall be “non-employee directors” within the meaning of Rule 16b-3. To the extent required for compensation realized from Incentive Awards (as defined herein) under the Plan to be deductible by the Company pursuant to Section 162(m) of the Code, members of the Committee (or any subcommittee thereof) shall be “outside directors” within the meaning of such section.

     (f)  “Company Stock” shall mean the common stock, par value $.01 per share, of the Company.

     (g)  “Disability” shall mean: (1) any physical or mental condition that would qualify a Participant for a disability benefit under the long-term disability plan maintained by the Company and applicable to him or her or (2) when used in connection with the exercise of an Incentive Stock Option (as defined herein) following termination of employment, disability within the meaning of Section 422(e)(3) of the Code.

     (h)  “Effective Date” shall mean November 6, 2003.

     (i)  “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

     (j)  The “Fair Market Value” of a share of Company Stock with respect to any day shall be the closing price of Company Stock on the immediately preceding business day as reported on the New York Stock Exchange or on such other securities exchange or reporting system as may be designated by the Committee. In the event that the price of a share of Company Stock shall not be so reported, the Fair Market Value of a share of Company Stock shall be determined by the Committee in its absolute discretion.

     (k)  “Incentive Award” shall mean an Option, Tandem SAR, Stand-Alone SAR, share of Restricted Stock, share of Phantom Stock or Stock Bonus (each as defined herein) granted pursuant to the terms of the Plan.

     (l)  “Incentive Stock Option” shall mean an Option that is an “incentive stock option” within the meaning of Section 422 of the Code.

     (m)  “Issue Date” shall mean the date established by the Committee on which Certificates representing shares of Restricted Stock shall be issued by the Company pursuant to the terms of Section 10(e).

     (n)  “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option.

     (o)  “Option” shall mean an option to purchase shares of Company Stock granted pursuant to Section 7.

     (p)  “Participant” shall mean an employee of the Company to whom an Incentive Award is granted pursuant to the Plan and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be.

     (q)  A share of “Phantom Stock” shall mean the right, granted pursuant to Section 11, to receive in cash the Fair Market Value of a share of Company Stock.

     (r)  “Plan Agreement” shall mean the written agreement between the Company and a Participant or other document approved by the Committee evidencing an Incentive Award.

     (s)  A share of “Restricted Stock” shall mean a share of Company Stock which is granted pursuant to the terms of Section 10 hereof and which is subject to the restrictions set forth in Section 10(c).

     (t)  “Rule 16b-3” shall mean the rule thus designated as promulgated under the Exchange Act.

     (u)  “Stand-Alone SAR” shall mean a stock appreciation right granted pursuant to Section 9 which is not related to any Option.

     (v)  “Stock Bonus” shall mean a bonus payable in shares of Company Stock granted pursuant to Section 12.

     (w)  “Subsidiary” shall mean any corporation or other entity in which, at the time of reference, the Company owns, directly or indirectly, stock or similar interests comprising more than 50 percent of the combined voting power of all outstanding securities of such entity.

     (x)  “Tandem SAR” shall mean a stock appreciation right granted pursuant to Section 8 which is related to an Option.

     (y)  “Vesting Date” shall mean the date established by the Committee on which a share of Restricted Stock or Phantom Stock may vest.

3.     STOCK SUBJECT TO THE PLAN

     (a) Shares Available for Awards

     The total number of shares of Company Stock with respect to which Incentive Awards may be granted shall not exceed 3,000,000 shares. Such shares may be authorized but unissued Company Stock or authorized and issued Company Stock held in the Company’s treasury or acquired by the Company for the purposes of the Plan. The Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.

     The grant of a Tandem SAR shall not reduce the number of shares of Company Stock with respect to which Incentive Awards may be granted pursuant to the Plan.

     (b)  Individual Limitation

     The total number of shares of Company Stock subject to Options and to Stand-Alone SARS, awarded to any one employee during any fiscal year of the Company, shall not exceed 600,000 shares. Determinations under the preceding sentence shall be made in a manner that is consistent with Section 162(m) of the Code and regulations promulgated thereunder. The provisions of this Section 3(b) shall not apply in any circumstance with respect to which the Committee determines that compliance with Section 162(m) of the Code is not necessary.

     (c)  Adjustment for Change in Capitalization

     If there is any change in the outstanding shares of Company Stock by reason of a stock dividend or distribution, stock split-up, recapitalization, combination or exchange of shares, or by reason of any merger, consolidation, spinoff or other corporate reorganization in which the Company is the surviving corporation, the number of shares available for issuance both in the aggregate and with respect to each outstanding Incentive Award, the price per share under each outstanding Incentive Award, and the limitation set forth in Section 3(b), shall be proportionately adjusted by the Committee, whose determination shall be final and binding. After any adjustment made pursuant to this Section 3(c), the number of shares subject to each outstanding Incentive Award shall be rounded to the nearest whole number.

     (d)  Re-use of Shares

     The following shares of Company Stock shall again become available for Incentive Awards: any shares subject to an Incentive Award that remain unissued upon the cancellation or termination of such Award for any reason whatsoever; any shares of Restricted Stock forfeited, provided that any dividends paid on such shares are also forfeited; and any shares in respect of which a stock appreciation right is settled for cash.

     (e)  Total Grants for Awards Other than Options

     The total number of shares of Company Stock with respect to which Tandem SARs, Stand Alone SARs, shares of Restricted Stock, shares of Phantom Stock and Stock Bonuses may collectively be granted shall not exceed 30% of the total number of shares of Company Stock with respect to which all Incentive Awards have been or may be granted under the Plan.

     (f)  No Repricing

     Absent stockholder approval, neither the Committee nor the Board of Directors shall have any authority, with or without the consent of the affected holders of Incentive Awards, to “reprice” an Incentive Award after the date of its initial grant with a lower exercise price in substitution for the original exercise price. This paragraph may not be amended, altered or repealed by the Board of Directors or the Committee without approval of the stockholders of the Company.

4.     ADMINISTRATION OF THE PLAN

     The Plan shall be administered by the Committee. The Committee shall from time to time designate the employees of the Company who shall be granted Incentive Awards and the amount, type and other features of each Incentive Award.

     The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Incentive Award issued under it and to adopt such rules and regulations for administering the Plan as it may deem necessary or appropriate. The Committee shall determine whether an authorized leave of absence shall constitute termination of employment. Decisions of the Committee shall be final and binding on all parties. Notwithstanding anything to the contrary contained herein, the Board of Directors may, in its sole discretion, at any time and from time to time, resolve to administer the Plan, in which case the term “Committee” as used herein shall be deemed to mean the Board of Directors.

     The Committee may, in its absolute discretion, without amendment to the Plan, (i) accelerate the date on which any Option or Stand-Alone SAR granted under the Plan becomes exercisable, (ii) waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Option or Stand-Alone SAR and (iii) accelerate the Vesting Date or Issue Date, or waive any condition imposed hereunder, with respect to any share of Restricted Stock or Phantom Stock or otherwise adjust any of the terms applicable to such share.

     No member of the Committee shall be liable for any action, omission or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5.     ELIGIBILITY

     The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be such employees of the Company (including officers of the Company, whether or not they are directors of the Company) as the Committee shall designate from time to time. Directors who are not employees or officers of the Company shall not be eligible to receive Incentive Awards under the Plan.

6.     AWARDS UNDER THE PLAN; PLAN AGREEMENTS

     The Committee may grant Options, Tandem SARS, Stand-Alone SARS, shares of Restricted Stock, shares of Phantom Stock and Stock Bonuses, in such amounts and with such terms and conditions as the Committee shall determine, subject to the provisions of the Plan.

     Each Incentive Award granted under the Plan (except an unconditional Stock Bonus) shall be evidenced by a Plan Agreement which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable. By accepting an Incentive Award, a Participant thereby agrees that the Incentive Award shall be subject to all of the terms and provisions of the Plan and the applicable Plan Agreement.

7.     OPTIONS

     (a)  Identification of Options

     Each Option shall be clearly identified in the applicable Plan Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option.

     (b)  Exercise Price

     Each Plan Agreement with respect to an Option shall set forth the amount (the “exercise price”) payable by the holder to the Company upon exercise of the Option. The exercise price per share shall be determined by the Committee but shall in no event be less than the Fair Market Value of a share of Company Stock on the date the Option is granted.

     (c)  Term and Exercise of Options

          (1) Unless the applicable Plan Agreement provides otherwise, an Option shall become cumulatively exercisable as to 25% of the shares covered thereby on each of the first, second, third and fourth anniversaries of the date of grant. The Committee shall determine the expiration date of each Option; provided, however, that no Incentive Stock Option shall be exercisable more than ten years after the date of grant. Unless the applicable Plan Agreement provides otherwise, no Option shall be exercisable prior to the first anniversary of the date of grant.

          (2) An Option may be exercised for all or any portion of the shares as to which it is exercisable; provided, that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.

          (3) An Option shall be exercised by delivering notice to the Company’s principal office, to the attention of its Secretary (or the Secretary’s designee), no less than one business day in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable Plan Agreement, shall specify the number of shares of Company Stock with respect to which the Option is being exercised and the effective date of the proposed exercise and shall be signed by the Participant or other person then having the right to exercise the Option. Such notice may be withdrawn at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise. Payment for shares of Company Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise by one or a combination of the following means: (i) in cash, by certified check, bank cashier’s check or wire transfer; (ii) subject to the approval of the Committee, in shares of Company Stock owned by the Participant for at least six months prior to the date of exercise and valued at their Fair Market Value on the effective date of such exercise; or (iii) subject to the approval of the Committee, by such other provision as the Committee may from time to time authorize. Any payment in shares of Company Stock shall be effected by the delivery of such shares to the Secretary (or the Secretary’s designee) of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary (or the Secretary’s designee) of the Company shall require.

          (4) Certificates for shares of Company Stock purchased upon the exercise of an Option shall be issued in the name of the Participant or other person entitled to receive such shares, and delivered to the Participant or such other person as soon as practicable following the effective date on which the Option is exercised.

     (d)  Limitations on Incentive Stock Options

          (1) To the extent that the aggregate Fair Market Value of shares of Company Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company (or any “subsidiary corporation” of the Company within the meaning of Section 424 of the Code) shall exceed $100,000, or such higher value as may be permitted under Section 422 of the Code, such Options shall be treated as Non-Qualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

          (2) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any “subsidiary corporation” of the Company within the meaning of Section 424 of the Code), unless (i) the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Company Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

     (e)  Effect of Termination of Employment

          (1) Unless the applicable Plan Agreement provides or the Committee shall determine otherwise, in the event that the employment of a Participant with the Company shall terminate for any reason other than Cause, Disability or death: (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the date that is three months after such termination, on which date they shall expire; and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. The three-month period described in this Section 7(e)(1) shall be extended to one year in the event of the Participant’s death during such three-month period. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

          (2) Unless the applicable Plan Agreement provides or the Committee shall determine otherwise, in the event that the employment of a Participant with the Company shall terminate on account of the Disability or death of the Participant: (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the first anniversary of such termination, on which date they shall expire; and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

          (3) In the event of the termination of a Participant’s employment for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

     (f)  Acceleration of Exercise Date Upon Change in Control

     Upon the occurrence of a Change in Control, each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan. In addition, in the event of a potential Change in Control, the Committee may in its discretion, cancel any outstanding Options and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Options based upon the price per share of Common Stock to be received by other shareholders of the Company in the Change in Control less the exercise price of each Option.

8.     TANDEM SARS

     The Committee may grant in connection with any Option granted hereunder one or more Tandem SARS relating to a number of shares of Company Stock less than or equal to the number of shares of

Company Stock subject to the related Option. A Tandem SAR may be granted at the same time as, or, in the case of a Non-Qualified Stock Option, subsequent to the time that its related Option is granted.

     (a)  Benefit Upon Exercise

     The exercise of a Tandem SAR with respect to any number of shares of Company Stock shall entitle the Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a share of Company Stock on the exercise date over (ii) the option exercise price of the related Option. Such payment shall be made as soon as practicable after the effective date of such exercise.

     (b)  Term and Exercise of Tandem SAR

          (1) A Tandem SAR shall be exercisable only if and to the extent that its related Option is exercisable.

          (2) The exercise of a Tandem SAR with respect to a number of shares of Company Stock shall cause the immediate and automatic cancellation of its related Option with respect to an equal number of shares. The exercise of an Option, or the cancellation, termination or expiration of an Option (other than pursuant to this Section 8(b)(2)), with respect to a number of shares of Company Stock shall cause the automatic and immediate cancellation of any related Tandem SARS to the extent that the number of shares of Company Stock remaining subject to such Option is less than the number of shares subject to such Tandem SARS.

     Tandem SARS shall be cancelled in the order in which they became exercisable.

          (3) A Tandem SAR may be exercised for all or any portion of the shares as to which it is exercisable; provided, that no partial exercise of a Tandem SAR shall be for an aggregate exercise price of the related Option of less than $1,000. The partial exercise of a Tandem SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof.

          (4) No Tandem SAR shall be assignable or transferable otherwise than together with its related Option.

          (5) A Tandem SAR shall be exercised by delivering notice to the Company’s principal office, to the attention of its Secretary (or the Secretary’s designee), no less than one business day in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable Plan Agreement, shall specify the number of shares of Company Stock with respect to which the Tandem SAR is being exercised and the effective date of the proposed exercise and shall be signed by the Participant or other person then having the right to exercise the Option to which the Tandem SAR is related. Such notice may be withdrawn at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise.

9.     STAND-ALONE SARS

     (a)  Exercise Price

     The exercise price per share of a Stand-Alone SAR shall be determined by the Committee at the time of grant, but shall in no event be less than the Fair Market Value of a share of Company Stock on the date of grant.

     (b)  Benefit Upon Exercise

     The exercise of a Stand-Alone SAR with respect to any number of shares of Company Stock shall entitle the Participant to a cash payment, for each such share, equal to the excess of (i) the Fair Market Value of a share of Company Stock on the exercise date over (ii) the exercise price of the Stand-Alone SAR. Such payments shall be made as soon as practicable.

     (c)  Term and Exercise of Stand-Alone SARS

          (1) Unless the applicable Plan Agreement provides otherwise, a Stand-Alone SAR shall become cumulatively exercisable as to 25 percent of the shares covered thereby on each of the first, second, third and fourth anniversaries of the date of grant. The Committee shall determine the expiration date of each Stand-Alone SAR. Unless the applicable Plan Agreement provides otherwise, no Stand-Alone SAR shall be exercisable prior to the first anniversary of the date of grant.

          (2) A Stand-Alone SAR may be exercised for all or any portion of the shares as to which it is exercisable; provided, that no partial exercise of a Stand-Alone SAR shall be for an aggregate exercise price of less than $1,000. The partial exercise of a Stand-Alone SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof.

          (3) A Stand-Alone SAR shall be exercised by delivering notice to the Company’s principal office, to the attention of its Secretary (or the Secretary’s designee), no less than one business day in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the applicable Plan Agreement, shall specify the number of shares of Company Stock with respect to which the Stand-Alone SAR is being exercised, and the effective date of the proposed exercise, and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise.

     (d)  Effect of Termination of Employment

     The provisions set forth in Section 7(e) with respect to the exercise of Options following termination of employment shall apply as well to such exercise of Stand-Alone SARS.

     (e)  Acceleration of Exercise Date Upon Change in Control

     Upon the occurrence of a Change in Control, any Stand-Alone SAR granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.

10.     RESTRICTED STOCK

     (a)  Issue Date and Vesting Date

     At the time of the grant of shares of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Issue Date and/or Vesting Date for each class. If the grantee is employed by the Company on an Issue Date (which may be the date of grant), the specified number of shares of Restricted Stock shall be issued in accordance with the provisions of Section 10(e). Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to Section 10(b) are satisfied, and except as provided in Section 10(g), upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of Section 10(c) shall cease to apply to such share.

     (b)  Conditions to Vesting

     At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Restricted Stock, that the Participant or the Company achieves such performance goals as the Committee may specify.

     (c)  Restrictions on Transfer Prior to Vesting

     Prior to the vesting of a share of Restricted Stock, no transfer of a Participant’s rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall be permitted. Immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Participant.

     (d)  Dividends on Restricted Stock

     The Committee in its discretion may require that any dividends paid on shares of Restricted Stock shall be held in escrow until all restrictions on such shares have lapsed.

     (e)  Issuance of Certificates

          (1) Reasonably promptly after the Issue Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares; provided, that the Company shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Zale Corporation 2003 Stock Incentive Plan and related Plan Agreement, and such rules, regulations and interpretations as the Zale Corporation Compensation Committee may adopt. Copies of the Plan, Plan Agreement and, if any, rules, regulations and interpretations are on file in the office of the Secretary of Zale Corporation, 901 West Walnut Hill Lane, Irving, Texas 75038-1003.

         Such legend shall not be removed until such shares vest pursuant to the terms hereof.

          (2) Each certificate issued pursuant to this Section 10(e), together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be held by the Company unless the Committee determines otherwise.

     (f)  Consequences of Vesting

     Upon the vesting of a share of Restricted Stock pursuant to the terms of the Plan and the applicable Plan Agreement, the restrictions of Section 10(c) shall cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests, the Company shall cause to be delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Section 10(e). Notwithstanding the foregoing, such share still may be subject to restrictions on transfer as a result of applicable securities laws.

     (g)  Effect of Termination of Employment

          (1) Unless the applicable Plan Agreement or the Committee provides otherwise, during the 90 days following termination of a Participant’s employment for any reason other than Cause, the Company shall have the right to require the return of any shares to which restrictions on transferability apply, in exchange for which the Company shall repay to the Participant (or the Participant’s estate) any amount paid by the Participant for such shares. In the event that the Company requires such a return of shares, it also shall have the right to require the return of all dividends paid on such shares, whether by termination of any escrow arrangement under which such dividends are held or otherwise.

          (2) In the event of the termination of a Participant’s employment for Cause, all shares of Restricted Stock granted to such Participant which have not vested as of the date of such termination shall immediately be returned to the Company, together with any dividends paid on such shares, in return for which the Company shall repay to the Participant any amount paid for such shares.

     (h)  Effect of Change in Control

     Upon the occurrence of a Change in Control, all outstanding shares of Restricted Stock which have not theretofore vested shall immediately vest.

11.     PHANTOM STOCK

     (a)  Vesting Date

     At the time of the grant of shares of Phantom Stock, the Committee shall establish a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a share of Phantom Stock imposed pursuant to Section 11(c) are satisfied, and except as provided in Section 11(d), upon the occurrence of the Vesting Date with respect to a share of Phantom Stock, such share shall vest.

     (b)  Benefit Upon Vesting

     Upon the vesting of a share of Phantom Stock, the Participant shall be entitled to receive in cash, within 30 days of the date on which such share vests, an amount equal to the sum of (i) the Fair Market Value of a share of Company Stock on the date on which such share of Phantom Stock vests and (ii) the aggregate amount of cash dividends paid with respect to a share of Company Stock during the period commencing on the date on which the share of Phantom Stock was granted and terminating on the date on which such share vests.

     (c)  Conditions to Vesting

     At the time of the grant of shares of Phantom Stock, the Committee may impose such restrictions or conditions to the vesting of such shares as it, in its absolute discretion, deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Phantom Stock, that the Participant or the Company achieves such performance goals as the Committee may specify.

     (d)  Effect of Termination of Employment

          (1) Unless the applicable Plan Agreement or the Committee provides otherwise, shares of Phantom Stock that have not vested, together with any dividends credited on such shares, shall be forfeited upon the Participant’s termination of employment for any reason other than Cause.

          (2) In the event of the termination of a Participant’s employment for Cause, all shares of Phantom Stock granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited, together with any dividends credited on such shares.

     (e)  Effect of Change in Control

     Upon the occurrence of a Change in Control all outstanding shares of Phantom Stock which have not theretofore vested shall immediately vest.

12.     STOCK BONUSES

     In the event that the Committee grants a Stock Bonus, a certificate for the shares of Company Stock comprising such Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is payable.

13.     RIGHTS AS A STOCKHOLDER

     No person shall have any rights as a stockholder with respect to any shares of Company Stock covered by or relating to any Incentive Award until the date of issuance of a stock certificate with respect to such shares.

     Except as otherwise expressly provided in Section 3(c), no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

14.     NO SPECIAL EMPLOYMENT RIGHTS; NO RIGHT TO INCENTIVE AWARD

     Nothing contained in the Plan or any Plan Agreement shall confer upon any Participant any right with respect to the continuation of employment by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant.

     No person shall have any claim or right to receive an Incentive Award hereunder. The Committee’s granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant any other Incentive Award to such Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other person.

15.     SECURITIES MATTERS

     (a)  The Company shall be under no obligation to affect the registration pursuant to the Securities Act of 1933 of any interests in the Plan or any shares of Company Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Company Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of the New York Stock Exchange and any other securities exchange on which shares of Company Stock are traded. Certificates evidencing shares of Company Stock issued pursuant to the terms hereof, may bear such legends, as the Committee or the Company, in its sole discretion, deems necessary or desirable to insure compliance with applicable securities laws.

     (b)  The transfer of any shares of Company Stock hereunder shall be effective only at such time as counsel to the Company shall have determined that the issuance and delivery of such shares is in compliance with all applicable laws, regulations of governmental authority and the requirements of the New York Stock Exchange and any other securities exchange on which shares of Company Stock are traded. The Committee may, in its sole discretion, defer the effectiveness of any transfer of shares of Company stock hereunder in order to allow the issuance of such shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Company shall inform the Participant in writing of the Committee’s decision to defer the effectiveness of a transfer. During the period of such a deferral in connection with the exercise of an Option, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

16.     WITHHOLDING TAXES

     Whenever cash is to be paid pursuant to an Incentive Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto.

     Whenever shares of Company Stock are to be delivered pursuant to an Incentive Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. With the approval of the Committee, which it shall have sole discretion to grant, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery shares of Company Stock having a value equal to the amount of tax to be withheld. Such shares shall be valued at their Fair Market Value on the date as of which the amount of tax to be withheld is determined (the “Tax Date”). Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an Incentive Award. To the extent required for such a withholding of stock to qualify for the exemption available under Rule 16b-3, such an election by a grantee whose transactions in Company Stock are subject to Section 16(b) of the Exchange Act shall be: (i) subject to the approval of the Committee in its sole discretion; (ii) irrevocable; (iii) made no sooner than six months after the grant of the award with respect to which the election is made; and (iv) made at least six months prior to the Tax Date unless such withholding election is in connection with exercise of an Option and both the election and the exercise occur prior to the Tax Date in a “window period” of ten business days beginning on the third day following release of the Company’s quarterly or annual summary statement of sales and earnings.

17.     NOTIFICATION OF ELECTION UNDER SECTION 83(b) OF THE CODE

     If any Participant shall, in connection with the acquisition of shares of Company Stock under the Plan, make the election permitted under Section 83(b) of the Code (i.e., an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Code Section 83(b).

18.     NOTIFICATION UPON DISQUALIFYING DISPOSITION UNDER SECTION 421(b) OF THE CODE

     Each Plan Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Company of any disposition of shares of Company Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions) within ten days of such disposition.

19.     AMENDMENT OR TERMINATION OF THE PLAN

     The Board of Directors may, at any time, suspend or terminate the Plan or revise or amend it in any respect whatsoever; provided, however, that stockholder approval shall be required if and to the extent required by Rule 16b-3 or by any comparable or successor exemption under which the Board of Directors believes it is appropriate for the Plan to qualify, or if and to the extent the Board of Directors determines that such approval is appropriate for purposes of satisfying Section 162(m) or Section 422 of the Code. Nothing herein shall restrict the Committee’s ability to exercise its discretionary authority pursuant to Section 4, which discretion may be exercised without amendment to the Plan. No action hereunder may, without the consent of a Participant, reduce the Participant’s rights under any outstanding Incentive Award.

20.     NO OBLIGATION TO EXERCISE

     The grant to a Participant of an Option, Tandem SAR or Stand-Alone SAR shall impose no obligation upon such Participant to exercise such Option, Tandem SAR or Stand-Alone SAR.

21.     TRANSFERS UPON DEATH; NONASSIGNABILITY

     Upon the death of a Participant outstanding Incentive Awards granted to such Participant may be exercised only by the executor or administrator of the Participant’s estate or by a person who shall have acquired the right to such exercise by will or by the laws of descent and distribution. No transfer of an Incentive Award by will or the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Incentive Award.

     During a Participant’s lifetime, the Committee may permit the transfer, assignment or other encumbrance of an outstanding Option or outstanding shares of Restricted Stock unless (i) such Option is an Incentive Stock Option and the Committee and the Participant intend that it shall retain such status or (ii) the award is meant to qualify for the exemptions available under Rule 16b-3 and the Committee and the Participant intend that it shall continue to so qualify.

22.     EXPENSES AND RECEIPTS

     The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Incentive Award will be used for general corporate purposes.

23.     FAILURE TO COMPLY

     In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant (or beneficiary) to comply with any of the terms and conditions of the Plan or the applicable Plan Agreement, unless such failure is remedied by such Participant (or beneficiary) within ten days after notice of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Committee, in its sole discretion, may determine.

24.     EFFECTIVE DATE AND TERM OF PLAN

     The Plan shall be effective as of the Effective Date. Unless earlier terminated by the Board of Directors, the right to grant Incentive Awards under the Plan will terminate on the tenth anniversary of the Effective Date. Incentive Awards outstanding at Plan termination will remain in effect according to their terms and the provisions of the Plan.

25.     APPLICABLE LAW

     Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of laws thereunder.

October 9, 2003

Re: Zale Corporation Savings & Investment Stock Trust

Dear Plan Participant:

The Annual Meeting of Stockholders of Zale Corporation is scheduled for November 6, 2003.

As a participant in the above Plan, you have the right to direct State Street Bank & Trust Company, as the Trustee, as to how to vote the shares of Zale Corporation allocated to your Plan account. The Trustee will vote the shares as to which no directions are given in the same proportions as it votes the shares as to which it has received such direction. The number of shares you are eligible to vote is based on your balance in the Plan on September 16, 2003, the record date for the determination of shareholders eligible to vote.

Your instructions to the Trustee are confidential and will be known only by State Street Bank.

If, in addition to your Plan participation, you own stock directly in your own name or indirectly through a bank or broker, you will receive a separate mailing. Please be sure to respond to each Proxy or Voter Instruction Card individually. You can cast your vote by one of the following methods: phone, Internet or mail. When voting by phone or Internet, you do not need to send in the proxy card.

We encourage you to exercise your voting rights under the Plan. Please review the enclosed documents carefully before deciding how to vote your shares. Because the shares in the Plan are registered in the name of State Street Bank, as Trustee, you will not be able to vote your shares in the Plan in person at the Meeting on November 6, 2003. Please respond to your Voter instruction card as soon as possible. Instructions received after 9:00 a.m. Eastern Standard time on November 4, 2003 will not be counted.

Sincerely,

State Street Bank and Trust Company,
Trustee of the Zale Corporation Savings & Investment Stock Trust

ZALE CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS
NOVEMBER 6, 2003

The stockholder(s) hereby appoint(s) Mary L. Forté and Sue E. Gove, or either of them, as proxies, each with the power to appoint her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Zale Corporation that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., local time on November 6, 2003, at The Omni Mandalay Hotel, 221 East Las Colinas Boulevard, Irving, Texas 75039, and any adjournment or postponement thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES LISTED ON THE REVERSE SIDE, FOR THE APPROVAL OF THE ZALE CORPORATION 2003 STOCK INCENTIVE PLAN, FOR APPROVAL OF THE ZALE CORPORATION EXECUTIVE BONUS PLAN. FOR THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS AND IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES ON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

ATTN: INVESTOR RELATIONS MS 6B3 901 WEST WALNUT HILL LANE IRVING, TX 75038	VOTE BY INTERNET — www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE — 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Zale Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	ZALC03 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ZALE CORPORATION

Vote On Directors

1.	To elect seven directors for terms that will expire at the 2004 annual meeting of stockholders;

01) Robert J. DiNicola 02) Mary L. Forté 03) J. Glen Adams 04) A. David Brown	05) Mary E. Burton 06) Peter P. Copses 07) Richard C. Marcus	For All [ ]	Withhold All [ ]	For All Except [ ]	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below. _____________________________________

		For	Against	Abstain

2.	To approve the Zale Corporation 2003 Stock Incentive Plan;	[ ]	[ ]	[ ]

3.	To approve the Zale Corporation Executive Bonus Plan;	[ ]	[ ]	[ ]

4.	To ratify the appointment of KPMG LLP as the Company’s independent public accountants for the fiscal year ending July 31, 2004; and	[ ]	[ ]	[ ]

5.	In their discretion, the proxies are authorized to vote on such other matters as may properly come before the Annual Meeting, including any adjournments or postponements thereof.

This proxy revokes all prior proxies with respect to the Annual Meting and may be revoked prior to its exercise. No proposal above is conditioned on or related to any other proposal.

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ZALE CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS
NOVEMBER 6, 2003

The stockholder(s) hereby appoint(s) Mary L. Forté and Sue E. Gove, or either of them, as proxies, each with the power to appoint her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Zale Corporation that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., local time on November 6, 2003, at The Omni Mandalay Hotel, 221 East Las Colinas Boulevard, Irving, Texas 75039, and any adjournment or postponement thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES LISTED ON THE REVERSE SIDE, FOR THE APPROVAL OF THE ZALE CORPORATION 2003 STOCK INCENTIVE PLAN, FOR APPROVAL OF THE ZALE CORPORATION EXECUTIVE BONUS PLAN. FOR THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS AND IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES ON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

ATTN: INVESTOR RELATIONS MS 6B3 901 WEST WALNUT HILL LANE IRVING, TX 75038	VOTE BY INTERNET — www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 9:00 A.M. Eastern Time on November 4, 2003. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE — 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 9:00 A.M. Eastern Time on November 4, 2003. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Zale Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	ZALC01 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ZALE CORPORATION

Vote On Directors

1.	To elect seven directors for terms that will expire at the 2004 annual meeting of stockholders;

01) Robert J. DiNicola 02) Mary L. Forté 03) J. Glen Adams 04) A. David Brown	05) Mary E. Burton 06) Peter P. Copses 07) Richard C. Marcus	For All [ ]	Withhold All [ ]	For All Except [ ]	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below. _____________________________________

		For	Against	Abstain

2.	To approve the Zale Corporation 2003 Stock Incentive Plan;	[ ]	[ ]	[ ]

3.	To approve the Zale Corporation Executive Bonus Plan;	[ ]	[ ]	[ ]

4.	To ratify the appointment of KPMG LLP as the Company’s independent public accountants for the fiscal year ending July 31, 2004; and	[ ]	[ ]	[ ]

5.	In their discretion, the proxies are authorized to vote on such other matters as may properly come before the Annual Meeting, including any adjournments or postponements thereof.

This proxy revokes all prior proxies with respect to the Annual Meting and may be revoked prior to its exercise. No proposal above is conditioned on or related to any other proposal.

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date